As filed with the Securities and Exchange Commission on September 22, 2008
Registration No. 333-05265 and 811-07655

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment ☐
Post-Effective Amendment No. 37 ☑
and/or
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 40 ☑
(Check appropriate box or boxes)
DRIEHAUS MUTUAL FUNDS
(Exact Name of Registrant as Specified in Charter)
25 EAST ERIE STREET
CHICAGO, ILLINOIS 60611
(Address of Principal Executive Offices, including Zip Code)
MARY H. WEISS, ESQ.
DRIEHAUS CAPITAL MANAGEMENT LLC
25 EAST ERIE STREET
CHICAGO, ILLINOIS 60611
(Name and Address of Agent for Service)
COPY TO:
CATHY G. O’KELLY, ESQ.
VEDDER PRICE P.C.
222 NORTH LASALLE STREET
CHICAGO, ILLINOIS 60601
It is proposed that this filing will become effective (check appropriate box):
☑ Immediately upon filing pursuant to paragraph (b)
☐ On                                          pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ On (date) pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
September 22, 2008

25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus Global Growth Fund

Driehaus International Small Cap Growth Fund

Distributed by:
Driehaus Securities LLC

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful and complete. Any representation to the contrary is a criminal offense.

Table of Contents

Overview	1
Driehaus International Discovery Fund Summary	2
Driehaus Emerging Markets Growth Fund Summary	6
Driehaus Global Growth Fund Summary	10
Driehaus International Small Cap Growth Fund Summary	14
The Funds	20
Investment Philosophy	20
Investment Objectives and Principal Investment Strategies	20
Driehaus International Discovery Fund	20
Driehaus Emerging Markets Growth Fund	20
Driehaus Global Growth Fund.	21
Driehaus International Small Cap Growth Fund.	22
Related Risks	23
Portfolio Investments and Other Risk Considerations	24
Management of the Funds	28
Shareholder Information	31
Net Asset Value	31
Opening an Account	31
How to Purchase Shares	32
General Purchase Information	33
How to Redeem Shares	34
General Redemption Information	34
Policies and Procedures Regarding Frequent Purchases and Redemptions	35
Shareholder Services and Policies	36
Dividend Policies	37
Distributions and Taxes	37
For More Information	Back Cover

Overview

Goal of the Driehaus Mutual Funds

Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Global Growth Fund and Driehaus International Small Cap Growth Fund (each a “Fund” and together the “Funds”) strive to increase the value of your investment (capital appreciation). In other words, each Fund tries to buy equity securities with a potential to appreciate in price. Each Fund has its own strategy for achieving this goal with a related risk/return profile but employs common growth techniques. Because stock markets in general, and the individual securities purchased by the Funds, go down in price as well as up, you may lose money by investing in the Funds. The Funds are specialized investment vehicles and should be used as part of your overall investment strategy to diversify your holdings. Please review all the disclosure information carefully.

Who May Want to Invest in the Funds

The Funds may be an appropriate investment if you:

•	Want to diversify your portfolio of domestic investments into international stocks

•	Are not looking for current income

•	Are prepared to receive taxable long-term and short-term capital gains

•	Are willing to accept higher short-term risk in exchange for potentially higher long-term returns

•	Want to complement your U.S. holdings through equity investments in countries outside the U.S.

•	Can tolerate the increased price volatility, currency fluctuations and other risks associated with growth style investing and investing in non-U.S. securities

•	Are investing with long-term goals in mind (such as retirement or funding a child’s education, which may be many years in the future) and, therefore, are willing to hold this investment long term

Investment Adviser

Each Fund is managed by Driehaus Capital Management LLC (the “Adviser”), a registered investment adviser founded in 1982. As of August 31, 2008, the Adviser managed approximately $4.4 billion in assets.

Investment Philosophy

The Adviser believes that, over time, revenue and earnings growth are the primary determinants of equity valuations. Accordingly, the Adviser concentrates the Funds’ investments in companies that have demonstrated the ability to rapidly increase sales and earnings, as well as the potential for continued growth in the future. The Adviser evaluates the earnings quality of such companies to determine whether current earnings might indicate future results. In addition, the Adviser may analyze a foreign firm’s value in relation to a domestic firm’s value. Factors such as strong company earnings reports, increased order backlogs, new product introductions, and industry developments alert the Adviser to potential investments. The Adviser combines this information with its own technical analyses to reach an overall determination about the attractiveness of specific securities. To a lesser extent, the Adviser also uses macroeconomics or country-specific analyses. While the Adviser seeks companies that have demonstrated superior earnings growth, the Adviser may also purchase the stock of companies based on the expectation of capital appreciation where there is no demonstrable record of earnings growth or increasing sales. This investment philosophy results in high portfolio turnover. High portfolio turnover in any year may result in payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

Fund Distributions

The Funds intend to pay dividends, if any, at least annually. Such distributions can consist of both ordinary income and any realized capital gains. Unless you are purchasing Fund shares through a tax-exempt or tax-deferred account (such as an individual retirement account (IRA)), buying Fund shares at a time when the Fund has substantial recognized or unrecognized gains can cost you money in taxes. Contact the Funds for information concerning when distributions will be paid. On a continuing basis, due to high portfolio turnover of the Funds, a greater percentage of capital gains may be paid each year by a Fund with a significant percentage of those capital gains constituting short-term capital gains, which are taxed at ordinary income tax rates for federal income tax purposes. You should consult your tax advisor regarding your tax situation.

Driehaus International Discovery Fund Summary

Goal and Strategy

The Driehaus International Discovery Fund seeks to maximize capital appreciation. There are no restrictions on the capitalization of companies whose securities the Fund may buy. The Fund generally invests a substantial portion of its assets in the equity securities of small to mid-size foreign companies; however, the Adviser may shift the Fund’s focus toward large cap foreign stocks when market conditions suggest that doing so will help the Fund achieve its objective. Under normal market conditions, the Fund invests substantially all (no less than 65%) of its assets in at least three different countries other than the United States. The Fund may invest a substantial portion of its assets in emerging markets from time to time. The Fund may invest in companies with limited operating histories.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches

•	Improved sales outlook or opportunities

•	Demonstrated sales growth and earnings

•	Cost restructuring programs which are expected to positively affect company earnings

•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.

Principal Risk Factors

Individual securities selected by the Adviser may go down in price and, therefore, it is possible to lose money by investing in the Fund. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. In addition, this is an international fund and, therefore, all of the following risks of foreign investment are present:

•	Less liquidity

•	Greater volatility

•	Political instability

•	Restrictions on foreign investment and repatriation of capital

•	Less complete and reliable information about foreign companies

•	Reduced government supervision of some foreign securities markets

•	Lower responsiveness of foreign management to shareholder concerns

•	Economic issues or developments in foreign countries

•	Fluctuation in exchange rates of foreign currencies and risks of devaluation

•	Imposition of foreign withholding and other taxes

•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Investments in growth stocks may involve special risks and their prices may be more volatile than the overall market. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. Some emerging markets have experienced currency crises, and there is some risk of future crises. Past crises have caused some countries to institute currency reform measures which inhibit the free flow of currency out of their country.

It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains. This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time the Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

Driehaus International Discovery Fund

Performance

The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time, and gives some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year-to-year and by comparing the Fund’s average annual total returns with two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During certain of these periods, fee waivers and/or expense reimbursements were in effect; otherwise, the Fund’s returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 89.29% (quarter ended 12/31/99) and the lowest return for a quarter was −21.16% (quarter ended 9/30/02).

			Since
			Inception
Average Annual Total Returns as of December 31, 2007			(12/31/98 -
(data includes reinvestment of dividends)	1 Year	5 Years	12/31/07)

Driehaus International Discovery Fund
Return Before Taxes	32.32%	32.16%	26.62%
Return After Taxes on Distributions	25.78%	29.05%	24.21%
Return After Taxes on Distributions and Sale of Fund Shares	23.45%	27.46%	23.12%
MSCI AC World ex USA Index[1] (reflects no deduction for fees, expenses, or taxes)	17.10%	24.49%	9.61%
MSCI AC World ex USA Growth Index[2] (reflects no deduction for fees, expenses, or taxes)	21.40%	22.70%	7.09%

 1  The Morgan Stanley Capital International All Country World ex USA Index (“MSCI AC World ex USA Index”) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

 2  The Morgan Stanley Capital International All Country World ex USA Growth Index (“MSCI AC World ex USA Growth Index”) is a subset of the MSCI AC World ex USA Index and is composed of only those MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Discovery Fund

Investor Expenses

Shareholder Fees. The Fund is a no-load investment, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $15 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly; however, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee[1] (as a % of amount redeemed)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, expressed as a % of average net assets)
Management Fee[2]	1.46%
Other Expenses	0.17%

Total Annual Fund Operating Expenses[3]	1.63%

 1  The redemption fee is imposed on shares redeemed within 60 days of purchase and is retained by the Fund.

 2  The Fund pays the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets; 1.35% on the next $500 million; and 1.25% of average daily net assets in excess of $1 billion.

 3  The Fund participates in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate to the Fund a portion of the commissions generated. For the year ended December 31, 2007, these rebates were used to pay certain Fund expenses, which ultimately reduced the Fund’s “Total Annual Fund Operating Expenses” to 1.59%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years

$166	$514	$887	$1,933

Financial Highlights — Driehaus International Discovery Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the five years ended December 31, 2007 has been audited by Ernst & Young LLP whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the
	Six-Month
	Period Ended		For the Year Ended December 31
	June 30, 2008		2007	2006	2005	2004	2003

	(unaudited)

Net asset value, beginning of period	$41.55		$39.35	$41.20	$31.67	$29.28	$18.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.06		(0.03)	(0.21)	0.02	(0.02)	(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.13)		12.19	6.82	13.78	3.45	11.40

Total income from investment operations	(2.07)		12.16	6.61	13.80	3.43	11.25

LESS DISTRIBUTIONS:
Dividends from net investment income	—		(0.13)	—	(0.04)	—	—
Distributions from capital gains	—		(9.83)	(8.47)	(4.23)	(1.05)	—

Total distributions	—		(9.96)	(8.47)	(4.27)	(1.05)	—

Redemption fees added to paid-in capital	0.00	~	0.00 ~	0.01	0.00 ~	0.01	0.00	~

Net asset value, end of period	$39.48		$41.55	$39.35	$41.20	$31.67	$29.28

Total Return	(4.98	)%**	32.32%	16.41%	43.97%	11.95%	62.40%
RATIOS/SUPPLEMENTAL DATA Net assets, end of period (in 000’s)	$854,651		$857,041	$639,751	$603,249	$344,986	$260,619
Ratio of expenses before fees paid indirectly to average net assets	1.61	%*	1.63%	1.74%	1.82%	1.94%	2.02	%†
Ratio of net expenses to average net assets	1.59	%*#	1.59%#	1.68%#	1.77%#	1.70%#	2.02	%†#
Ratio of net investment loss to average net assets	0.31	%*#	(0.28)%#	(0.50)%#	(0.02)%#	(0.05)%#	(1.11	)%†#
Portfolio turnover	78.25	%**	217.86%	216.29%	180.42%	518.81%	515.76%

*  Annualized

** Not Annualized

~ Amount represents less than $0.01 per share.

†  The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap for the first fifty-four months of its operations. For the period July 1, 2002 through June 30, 2003, the Fund was reimbursed for expenses exceeding the 2.40% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#  Such ratios are net of fees paid indirectly through a commission recapture program.

Driehaus Emerging Markets Growth Fund Summary

Goal and Strategy

The Driehaus Emerging Markets Growth Fund seeks to maximize capital appreciation. To do so, the Fund invests in the equity securities of companies in emerging markets around the world. Under normal market conditions, the Fund invests substantially all (no less than 65%) of its assets in emerging markets companies. The Fund may invest in companies with limited operating histories.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches

•	Improved sales outlook or opportunities

•	Demonstrated sales growth and earnings

•	Cost restructuring programs which are expected to positively affect company earnings

•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.

Principal Risk Factors

Individual securities selected by the Adviser may go down in price and, therefore, it is possible to lose money by investing in the Fund. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. In addition, this is an international fund and, therefore, all of the following risks of foreign investment are present:

•	Less liquidity

•	Greater volatility

•	Political instability

•	Restrictions on foreign investment and repatriation of capital

•	Less complete and reliable information about foreign companies

•	Reduced government supervision of some foreign securities markets

•	Lower responsiveness of foreign management to shareholder concerns

•	Economic issues or developments in foreign countries

•	Fluctuation in exchange rates of foreign currencies and risks of devaluation

•	Imposition of foreign withholding and other taxes

•	Dependence of emerging market companies upon commodities which may be subject to economic cycles

•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Investments in growth stocks may involve special risks and their prices may be more volatile than the overall market. The Fund invests in companies that are smaller, less established, with less liquid markets for their stock, and therefore may be riskier investments. Some emerging markets have experienced currency crises, and there is some risk of future crises. Past crises have caused some countries to institute currency reform measures which inhibit the free flow of currency out of their country.

It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains. This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time the Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

Driehaus Emerging Markets Growth Fund

Performance

The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time, and gives some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year-to-year and by comparing the Fund’s average annual total returns with two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During certain of these periods, fee waivers and/or expense reimbursements were in effect; otherwise, the Fund’s returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Annual Returns for the years ended December 31

During the periods shown in the bar chart, the highest return for a quarter was 62.86% (quarter ended 12/31/99) and the lowest return for a quarter was −20.59% (quarter ended 9/30/98).

Average Annual Total Returns as of December 31, 2007
(data includes reinvestment of dividends)	1 Year	5 Years	10 Years

Driehaus Emerging Markets Growth Fund Return Before Taxes	42.36%	41.83%	22.33%
Return After Taxes on Distributions	34.50%	38.73%	20.71%
Return After Taxes on Distributions and Sale of Fund Shares	30.17%	36.27%	19.57%
MSCI Emerging Markets Index[1] (reflects no deduction for fees, expenses or taxes)	39.78%	37.44%	14.52%
MSCI Emerging Markets Growth Index[2] (reflects no deduction for fees, expenses or taxes)	36.96%	34.79%	13.56%

 1  The Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets Index”) is a market capitalization-weighted index designed to measure equity market performance in 25 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

 2  The Morgan Stanley Capital International Emerging Markets Growth Index (“MSCI Emerging Markets Growth Index”) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund

Investor Expenses

Shareholder Fees. The Fund is a no-load investment, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $15 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly; however, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee[1] (as a % of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, expressed as a % of average net assets)
Management Fee	1.50%
Other Expenses	0.24%

Total Annual Fund Operating Expenses[2]	1.74%

 1  The redemption fee is imposed on shares redeemed within 60 days of purchase and is retained by the Fund.

 2  The Fund participates in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate to the Fund a portion of the commissions generated. For the year ended December 31, 2007, these rebates were used to pay certain Fund expenses, which ultimately reduced the Fund’s “Total Annual Fund Operating Expenses” to 1.69%.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$177	$548	$944	$2,052

Financial Highlights — Driehaus Emerging Markets Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the five years ended December 31, 2007 has been audited by Ernst & Young LLP whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

	For the
	Six-Month
	Period Ended		For the Year Ended December 31,
	June 30, 2008		2007	2006	2005	2004	2003

	(unaudited)

Net asset value, beginning of period	$43.45		$39.09	$28.29	$23.00	$20.29	$12.26

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.07)		(0.09)	(0.07)	0.04	(0.01)	0.00
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(6.04)		16.00	11.68	8.83	4.75	8.03

Total income from investment operations	(6.11)		15.91	11.61	8.87	4.74	8.03

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—	—	(0.08)	(0.04)	—
Distributions from capital gains	—		(11.56)	(0.84)	(3.51)	(2.00)	—

Total distributions	—		(11.56)	(0.84)	(3.59)	(2.04)	—

Redemption fees added to paid-in capital	0.00	~	0.01	0.03	0.01	0.01	0.00	~

Net asset value, end of period	$37.34		$43.45	$39.09	$28.29	$23.00	$20.29

Total Return	(14.04	)%**	42.36%	41.22%	38.95%	24.12%	65.50%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$656,946		$958,230	$788,791	$241,587	$143,480	$99,986
Ratio of expenses before fees paid indirectly to average net assets	1.75	%*	1.74%	1.83%	2.07%	2.23%	2.35	%†
Ratio of net expenses to average net assets	1.74	%*#	1.69%#	1.78%#	2.01%#	2.03%#	2.34	%†#
Ratio of net investment income (loss) to average net assets	(0.30	)%*#	(0.22)%#	(0.32)%#	(0.02)%#	(0.29)%#	0.04	%†#
Portfolio turnover	151.78	%**	165.07%	181.01%	349.69%	356.90%	432.47%

*  Annualized

** Not Annualized

~  Amount represents less than $0.01 per share.

†  The Adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap for the first sixty-six months of its operations. For the period July 1, 2002 through June 30, 2003, the Fund was reimbursed for expenses exceeding the 2.50% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#  Such ratios are net of fees paid indirectly through a commission recapture program.

Driehaus Global Growth Fund Summary

Goal and Strategy

The Driehaus Global Growth Fund seeks to maximize capital appreciation. The Fund invests primarily in equity securities of both U.S. and non-U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund primarily invests in common stocks and other equity securities, including preferred stocks, both within and outside the U.S., whose market capitalization is greater than $1.0 billion at the time of investment, although the Fund may invest in companies with lower market capitalizations if market conditions suggest doing so will help the Fund achieve its objective. The Fund seeks to be opportunistic in pursuing companies that meet its criteria regardless of geographic location and, therefore, at certain times, the Fund could have sizeable positions in either developed countries or emerging markets. The Fund does not invest more than 35% of its assets at market value at the time of purchase in companies from any single country other than the U.S. The Fund may invest in companies with limited operating histories.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches

•	Improved sales outlook or opportunities

•	Demonstrated sales and earnings growth

•	Cost restructuring programs which are expected to positively affect company earnings

•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.

Principal Risk Factors

Individual securities selected by the Adviser may go down in price and, therefore, it is possible to lose money by investing in the Fund. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. In addition, this is a global fund and, therefore, all of the following risks of foreign investment are present:

•	Less liquidity

•	Greater volatility

•	Political instability

•	Restrictions on foreign investment and repatriation of capital

•	Less complete and reliable information about foreign companies

•	Reduced government supervision of some foreign securities markets

•	Lower responsiveness of foreign management to shareholder concerns

•	Economic issues or developments in foreign countries

•	Fluctuation in exchange rates of foreign currencies and risks of devaluation

•	Imposition of foreign withholding and other taxes

•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Investments in growth stocks may involve special risks and their prices may be more volatile than the overall market. The Fund may invest in companies that are less established, with less liquid markets for their stock, and therefore may be riskier investments. Some emerging markets have experienced currency crises, and there is some risk of future crises. Past crises have caused some countries to institute currency reform measures which inhibit the free flow of currency out of their country.

It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above average transaction costs and could result in the payment by shareholders of taxes on above average amounts of realized investment gains. This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time the Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

Driehaus Global Growth Fund

Performance

The Fund’s returns will vary, and you could lose money. The bar chart and table showing the Fund’s annual return and average annual total returns are not included because the Fund does not have annual returns for a calendar year. The Fund will compare its performance to the Morgan Stanley Capital International All Country World Growth Index (MSCI AC World Growth Index), which is a subset of the Morgan Stanley Capital International All Country World Index (MSCI AC World Index) and is composed only of the MSCI AC World Index stocks that are categorized as growth stocks.

Driehaus Global Growth Fund

Investor Expenses

Shareholder Fees. The Fund is a no-load investment, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $15 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly; however, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee* (as a % of amount redeemed)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets, expressed as a % of average net assets)
Management Fee	1.25%
Other Expenses**	1.38%

Total Annual Fund Operating Expenses	2.63%
Less Expense Reimbursement***	(0.63)%

Net Expenses	2.00%

*     The redemption fee is imposed on shares redeemed within 60 days of purchase and is retained by the Fund.

**  “Other Expenses” are estimated for the current fiscal year because the Fund commenced operations on May 1, 2008 and has not yet completed a full fiscal year.

***  The Adviser has entered into a written agreement to cap the Fund’s operating expenses at 2.00% of average daily net assets until April 30, 2011. For a period of three years subsequent to the Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$266	$817

Financial Highlights — Driehaus Global Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended June 30, 2008 is unaudited and is included in the Fund’s semi-annual report, which is available, without charge, upon request.

	For the Period
	May 1, 2008
	through
	June 30, 2008

	(unaudited)

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.49)

Total income from investment operations	(0.50)

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Distributions from capital gains	—

Total distributions	—

Redemption fees added to paid-in capital	0.00	~

Net asset value, end of period	$9.50

Total Return	(5.00	)%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$10,764
Ratio of expenses before fees paid indirectly to average net assets	4.27	%*†
Ratio of net expenses to average net assets	2.00	%*†#
Ratio of net investment loss to average net assets	(0.37	)%*†#
Portfolio turnover	8.53	%**

*  Annualized.

** Not Annualized.

~  Amount represents less than $0.01 per share.

†  Such ratios are after administrative and transfer agent waivers and Adviser expense reimbursements. PNC Global Investment Servicing (U.S.) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2008. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until April 30, 2011. Fund expenses were reimbursed for expenses exceeding the 2.00% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#  Such ratios are net of fees paid indirectly through a commission recapture program.

Driehaus International Small Cap Growth Fund Summary

Goal and Strategy

The Driehaus International Small Cap Growth Fund seeks to maximize capital appreciation. The Fund invests primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of non-U.S. “small cap companies,” which the Adviser currently considers to be companies located in the same countries and within the same market capitalization range at the time of investment as those included in the MSCI All Country World ex USA Small Cap Growth Index. The Fund seeks to be opportunistic in pursuing companies that meet its criteria regardless of geographic location and, therefore, at certain times, the Fund could have sizeable positions in either developed countries or emerging markets. In addition, while the Fund will invest primarily in the equity securities of non-U.S. companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of U.S. companies. The Fund may invest in companies with limited operating histories.

The Fund uses a growth style of investment by investing in stocks which the Adviser believes have some or all of the following characteristics:

•	Dominant products or market niches

•	Improved sales outlook or opportunities

•	Demonstrated sales and earnings growth

•	Cost restructuring programs which are expected to positively affect company earnings

•	Increased order backlogs, new product introductions, or industry developments which are expected to positively affect company earnings

The Adviser also considers macroeconomic information and technical information in evaluating stocks and countries for investment.

Principal Risk Factors

Individual securities selected by the Adviser may go down in price and, therefore, it is possible to lose money by investing in the Fund. The Fund is subject to market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. These fluctuations are expected to have a substantial influence on the value of the Fund’s shares. In addition, this is an international fund and, therefore, all of the following risks of foreign investment are present:

•	Less liquidity

•	Greater volatility

•	Political instability

•	Restrictions on foreign investment and repatriation of capital

•	Less complete and reliable information about foreign companies

•	Reduced government supervision of some foreign securities markets

•	Lower responsiveness of foreign management to shareholder concerns

•	Economic issues or developments in foreign countries

•	Fluctuation in exchange rates of foreign currencies and risks of devaluation

•	Imposition of foreign withholding and other taxes

•	Emerging market risk such as limited trading volume, expropriation, devaluation or other adverse political or social developments

Prospective investors should note that the Fund’s investment in smaller capitalization securities could be highly speculative and involve considerable risk. At times the prices of stocks of smaller capitalization companies as a group have significantly underperformed those of larger companies.

Investments in growth stocks may involve special risks and their prices may be more volatile than the overall market. The Fund may invest in companies that are less established, with less liquid markets for their stock, and therefore may be riskier investments. Some emerging markets have experienced currency crises, and there is some risk of future crises. Past crises have caused some countries to institute currency reform measures which inhibit the free flow of currency out of their country.

Driehaus International Small Cap Growth Fund Summary

It is anticipated that the Fund will experience high rates of portfolio turnover, which may result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains. This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds. In addition, from time to time the Fund may have significant weightings in particular sectors, which may subject the Fund to greater risks than less sector-concentrated funds.

Driehaus International Small Cap Growth Fund

Performance

The Fund’s returns will vary, and you could lose money. The information below provides an illustration of how the Fund’s performance has varied over time, and gives some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year-to-year and by comparing the Fund’s average annual total returns with two broad measures of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During certain of these periods, fee waivers and/or expense reimbursements were in effect; otherwise, the Fund’s returns would have been lower.

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Annual Returns for the years ended December 311

During the periods shown in the bar chart, the highest return for a quarter was 32.23% (quarter ended 6/30/03) and the lowest return for a quarter was −6.31% (quarter ended 6/30/06).

		Including Predecessor
	Fund Only	Limited Partnership Performance[1]
	Since			Since
	Inception			Inception
Average Annual Total Returns as of December 31, 2007	(9/17/07-			(8/01/02 -
(data includes reinvestment of dividends)	12/31/07)	1 Year	5 Years	12/31/07)

Driehaus International Small Cap Growth Fund
Return Before Taxes	18.88%	48.55%	46.66%	38.86%
Return After Taxes on Distributions	16.33%	N/A [2]	N/A [2]	N/A [2]
Return After Taxes on Distributions and Sale of Fund Shares	12.25%	N/A [2]	N/A [2]	N/A [2]
MSCI World ex USA Small Cap Index[3] (reflects no deduction for fees, expenses or taxes)	−1.42%	3.65%	26.88%	22.56%
MSCI AC World ex USA Small Cap Growth Index[4] (reflect no deduction for fees, expenses or taxes)	1.96%	13.25%	27.84%	23.57%

 1  The Fund’s performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Limited Partnership was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Limited Partnership was established on August 1, 2002 and the Fund succeeded to the Limited Partnership’s assets on September 17, 2007. The Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund.

 2  After-tax performance returns are not included for the predecessor Limited Partnership. The Limited Partnership was not a regulated investment company and therefore did not distribute current or accumulated earnings and profits.

Driehaus International Small Cap Growth Fund

 3  The Morgan Stanley Capital International World ex USA Small Cap Index (MSCI World ex USA Small Cap Index) is a market capitalization-weighted index designed to measure the equity performance in 22 global developed markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

 4  The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index (MSCI AC World ex USA Small Cap Growth Index) is a market capitalization-weighted index designed to measure equity performance in 47 global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization stocks. The index was added as of March 31, 2008 because it includes both developed and emerging markets and is a growth index, making it a good benchmark for the Fund. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

Driehaus International Small Cap Growth Fund

Investor Expenses

Shareholder Fees. The Fund is a no-load investment, so you will not pay any shareholder fees (such as sales loads) when you buy or sell shares of the Fund unless you sell your shares within 60 days after purchase, as described in the table below. There is a $15 charge for payments of redemption proceeds by wire (which may be waived for certain financial institutions; however, certain financial institutions may charge an account-based service fee).

Annual Fund Operating Expenses are paid out of the Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly; however, as the example shows, these costs are borne indirectly by shareholders.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases	None
Maximum Deferred Sales Charge	None
Maximum Sales Charge Imposed on Reinvested Dividends	None
Redemption Fee[1] (as a % of amount redeemed)	2.00%
Exchange Fee	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, expressed as a % of average net assets)
Management Fee	1.50%
Other Expenses	0.44%

Total Annual Fund Operating Expenses[2,3]	1.94%

 1  The redemption fee is imposed on shares redeemed within 60 days of purchase and is retained by the Fund.

 2  The Fund participates in a commission recapture program by directing certain portfolio trades to brokers who have agreed to rebate to the Fund a portion of the commissions generated. For the period ended December 31, 2007, these rebates were used to pay certain Fund expenses, which together with the expense cap, ultimately reduced the Fund’s “Total Annual Fund Operating Expenses” to 1.90%.

 3  The Adviser has entered into a written agreement to cap the Fund’s operating expenses at 2.00% of average daily net assets until September 16, 2010. For a period of three years subsequent to the Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years

$197	$609

Financial Highlights — Driehaus International Small Cap Growth Fund

The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2007 has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available, without charge, upon request.

			For the Period
			September 17,
			2007
	For the Six-Month		through
	Period ended		December 31,
	June 30, 2008		2007

	(unaudited)

Net asset value, beginning of period	$11.14		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.00	~	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.09)		1.84

Total income from investment operations	(1.09)		1.82

LESS DISTRIBUTIONS:
Dividends from net investment income	—		(0.10)
Distributions from capital gains	—		(0.61)

Total distributions	—		(0.71)

Redemption fees added to paid-in capital	0.00	~	0.03

Net asset value, end of period	$10.05		$11.14

Total Return	(9.78	)%**	18.88	%**
RATIOS/SUPPLEMENTAL DATA Net assets, end of period (in 000’s)	$193,864		$143,364
Ratio of expenses before fees paid indirectly to average net assets	1.85	%*†	1.94	%*†
Ratio of net expenses to average net assets	1.82	%*†#	1.90	%*†#
Ratio of net investment loss to average net assets	(0.62	)%*†#	(0.83	)%*†#
Portfolio turnover	118.89	%**	100.45	%**

*  Annualized.

** Not Annualized.

~  Amount represents less than $0.01 per share.

†  Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. PNC Global Investment Servicing (U.S.) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, September 17, 2007. The Adviser agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that the total Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until September 16, 2010. Fund expenses were reimbursed for expenses exceeding the 2.00% expense cap after reduction of amounts received through commission recapture programs that were applied to Fund expenses.

#  Such ratios are net of fees paid indirectly through a commission recapture program.

The Funds

The Funds are each a series of the Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management LLC (the “Adviser”) provides management and investment advisory services to the Funds. Prospective investors should consider an investment in a Fund as a long-term investment. There is no assurance that a Fund will meet its investment objective.

Investment Philosophy

In addition to the factors noted in the Overview, the Adviser considers numerous criteria in evaluating countries for investment and in determining country and regional weightings. Such criteria include the current and prospective growth rates of various economies, interest rate trends, inflation rates, trade balances and currency trends. The Adviser also reviews technical information on stock markets. The analysis may also involve considerations specific to a certain country or region of the world.

Investment Objectives and Principal Investment Strategies

Driehaus International Discovery Fund. The investment objective of the Driehaus International Discovery Fund is to maximize capital appreciation. There are no restrictions on the capitalization of companies whose securities the Fund may buy. The Fund generally invests a substantial portion of its assets in the equity securities of small to mid-size foreign companies; however, the Adviser may shift the Fund’s focus toward large cap foreign stocks when market conditions suggest that doing so will help the Fund achieve its objective, which may be for extended periods of time. There is no maximum limitation on the number of countries in which the Adviser can invest at a given time. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time. The Fund is a nondiversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers with limited operating histories.

The securities markets of many developing economies are sometimes referred to as “emerging markets.” Although the amount of the Fund’s assets invested in emerging markets will vary over time, it is expected that a substantial portion of the Fund’s assets will be invested in emerging markets. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country (although at all times the Fund must be invested in the assets of at least three countries).

Equity securities include common and preferred stock, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Driehaus Emerging Markets Growth Fund. The investment objective of the Driehaus Emerging Markets Growth Fund is to maximize capital appreciation. The Fund pursues its objective by investing primarily in the equity securities of emerging market companies. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Under normal market conditions, at least 65% of the Fund’s total assets will be invested in the equity securities of emerging markets companies. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Fund may invest significant assets in any single emerging market country. The Fund is a nondiversified fund. Current dividend income is not an investment consideration and dividend income is incidental to the Fund’s overall investment objective. The Fund may also invest in securities of issuers that have limited operating histories.

Equity securities include common and preferred stock, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is not fully invested, the Fund may not achieve its investment objective.

Driehaus Global Growth Fund. The investment objective of the Driehaus Global Growth Fund is to maximize capital appreciation. The Fund invests primarily in equity securities of both U.S. and non-U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund primarily invests in common stocks and other equity securities, including preferred stocks, both within and outside the U.S., whose market capitalization is greater than $1.0 billion at the time of investment, although the Fund may invest in companies with lower market capitalization if market conditions suggest that doing so will help the Fund achieve its objective. There is no maximum limit on the number of companies in which the Adviser can invest at a given time. The Fund is a nondiversified fund. The Fund seeks to be opportunistic in pursuing companies that meet its criteria regardless of geographic location and, therefore, at certain times, the Fund could have sizeable positions in either developed countries or emerging markets. The Fund does not invest more than 35% of its assets at market value at the time of purchase in companies from any single country other than the U.S. The Fund may invest in companies with limited operating histories. Under normal conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) in companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund considers a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The securities markets of many developing economies are sometimes referred to as “emerging markets.” The amount of the Fund’s assets invested in emerging markets will vary over time and could be substantial. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country, although at all times the Fund must be invested in at least three countries (not limited to emerging markets countries).

Equity securities include common and preferred stock, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or un-sponsored depositary receipts or other securities representing underlying shares of foreign issuers. The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

The Driehaus Global Growth Fund is a global fund and expects 20%-60% of its securities holdings to be in U.S.-traded securities. The Adviser expects, as is its current practice and subject to its best execution obligation, to execute the Fund’s transactions in securities traded on U.S. exchanges or otherwise in the U.S. with the Adviser’s affiliated broker-dealer, Driehaus Securities LLC (“DS LLC”). Consistent with the Fund’s investment objective of maximizing capital appreciation and the Adviser’s investment strategy that is characterized by active and frequent trading to achieve the Fund’s investment objective, the Fund anticipates annual portfolio turnover ranging from 150% to 250%. Consequently, the Adviser’s use of DS LLC as the Fund’s broker-dealer for U.S. trading will likely result in the Fund paying a significant percentage of its total brokerage commissions to DS LLC. The percentage of brokerage transactions executed by DS LLC for the Fund is expected to be materially higher than for the other Funds and non-affiliated mutual funds. However, the Fund believes that using DS LLC is integral to the Adviser’s strategy of optimizing the trade execution process by seeking the most favorable security prices under the circumstances. A more detailed description of the Fund’s portfolio transactions is available in the Statement of Additional Information (“SAI”).

Driehaus International Small Cap Growth Fund. The investment objective of the Driehaus International Small Cap Growth Fund is to maximize capital appreciation. The Fund invests primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics. Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of non-U.S. “small cap companies,” which the Adviser currently considers to be companies located in the same countries and within the same market capitalization range at the time of investment as those included in the MSCI All Country World ex USA Small Cap Growth Index. In some countries, a small company by U.S. standards might rank among the largest in that country in terms of capitalization. The capitalization parameter is subject to change as the relative market capitalization of small cap issuers change over time. There is no maximum limit on the number of companies in which the Adviser can invest at a given time. There is no specific limitation on the percentages of assets that may be invested in securities of issuers located in any one country at any given time. The Fund is a nondiversified fund. At certain times, the Fund could have sizeable positions in either developed countries or emerging markets. In addition, while the Fund will invest primarily in the equity securities of non-U.S. companies, the Fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of U.S. companies. Many, but not all, of these companies will be U.S. companies that have a significant amount of assets located in and/or derive a significant amount of their revenue from goods purchased or sold, investments made, or services performed in or with non-U.S. countries. The Fund may also invest in securities of issuers with limited operating histories.

The securities markets of many developing economies are sometimes referred to as “emerging markets.” The amount of the Fund’s assets invested in emerging markets will vary over time and could be substantial. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. The Fund is not limited to a specific percentage of assets that may be invested in a single emerging market country, although at all times the Fund must be invested in at least three countries (not limited to emerging markets countries).

Equity securities include common and preferred stock, bearer and registered shares, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities, and other classes of stock that may exist. The Fund may purchase foreign securities in the form of sponsored or un-sponsored depositary receipts or other securities representing underlying shares of foreign issuers.

The Fund may purchase depositary receipts, rather than invest directly in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Fund may also invest in domestic and foreign investment companies which, in turn, invest primarily in securities which the Fund could hold directly.

The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Fund may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), purchase short-term debt securities of U.S. or foreign government or corporate issuers, or invest in money market funds which purchase one or more of the foregoing. The Fund may also purchase such securities if the Adviser believes they may be necessary to meet the Fund’s liquidity needs. During periods of time when the Fund is invested defensively, the Fund may not achieve its investment objective.

Related Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. EACH FUND IS INTENDED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE RISKS INVOLVED IN INVESTING IN FOREIGN SECURITIES. Of course, there can be no assurance that a Fund will achieve its objective. In addition to the principal risk factors identified earlier in this Prospectus, the Funds are subject to the following risks:

Foreign Securities and Currencies. Each Fund may invest in foreign securities. Investing outside the U.S. involves different opportunities and different risks than domestic investments. The Adviser believes that it may be possible to obtain significant returns from a Fund’s portfolio of foreign investments and to achieve increased diversification in comparison to a personal investment portfolio invested solely in U.S. securities. An investor may gain increased diversification by adding securities from various foreign countries (i) which offer different investment opportunities, (ii) that generally are affected by different economic trends, and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities — positions which are generally denominated in foreign currencies — and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment in these nations; sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements; and the historical lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

Emerging Market Risks. The Driehaus Emerging Markets Growth Fund invests primarily in emerging markets. The Driehaus International Discovery Fund, Driehaus Global Growth Fund and Driehaus International Small Cap Growth Fund may also invest a substantial portion of their assets in emerging market securities. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Fund invests in issuers located in less developed and developing nations. These securities markets are sometimes referred to as “emerging markets.” Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain emerging market countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of a Fund’s assets denominated in such currencies. There is some risk of currency contagion; the devaluation of one currency leading to the devaluation of another. As one country’s currency experiences “stress,” there is concern that the “stress” may spread to another currency. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in these countries and the availability to the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. Based upon the apparent correlation between commodity cycles and a country’s securities markets, additional risk may exist.

Growth Style Investing. The Funds are managed using a growth style of investing. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to be more volatile than the overall market.

Small- and Medium-Sized Companies. The Driehaus International Small Cap Growth Fund invests primarily in the securities of smaller capitalization companies, and may also invest in the securities of medium-sized companies. The Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund and Driehaus Global Growth Fund may also invest in small- and medium-sized companies. While small-and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-sized companies may be subject to greater and more abrupt price fluctuations and, for large sales, a Fund may have to sell such holdings at discounts from quoted prices or make a series of small sales over an extended period of time.

Diversification. Each Fund is nondiversified (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer or in a single country. Each Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company. As a nondiversified fund, each Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.

Portfolio Investments and Other Risk Considerations

There are specific restrictions on each Fund’s investments. Such restrictions are detailed in the SAI. Each Fund may utilize from time to time one or more of the investment practices described below to assist it in reaching its investment objective. These practices involve potential risks which are summarized below. In addition, the SAI contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by each Fund to help manage such risks.

Impact of Certain Investments. The Funds may invest in a variety of securities, including initial public offerings, derivatives and small technology companies. Such investments may have a magnified performance impact on a Fund depending on a Fund’s size. A Fund may not experience similar performance as its assets grow or its investments change.

Currency Hedging. Due to the investments in foreign securities, the value of a Fund in U.S. dollars is subject to fluctuations in the exchange rate between foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency, a Fund may enter into a forward currency exchange contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) (“forward currency contract”). Through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as “currency hedging.” By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of a Fund during the period of the forward contract. A default on a contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

The use of forward currency contracts (for transaction or portfolio hedging) will not eliminate fluctuations in the prices of portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency.

Settlement Transactions. When a Fund trades a foreign security, it is usually required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. At or near the time of the transaction, a Fund may wish to lock in the U.S. dollar value at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Transaction hedging may be accomplished on a forward basis, whereby a Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. Transaction hedging also may be accomplished by purchasing or selling such foreign currencies on a “spot,” or cash, basis. In so doing, a Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received and the transaction settled. Similar transactions may be entered into by using other currencies. A Fund may also settle certain trades in U.S. dollars. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

Derivatives. In seeking to achieve its desired investment objective, provide additional revenue or hedge against changes in security prices, interest rates or currency fluctuations, each Fund may: (1) purchase and write both call options and put options on securities, indices and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; (4) purchase other types of forward or investment contracts linked to individual securities, indices or other benchmarks; and (5) enter into various equity or interest rate transactions, participation notes, such as swaps, caps, floors or collars, and may enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currencies (“derivatives”). For these purposes, forward currency contracts are not considered “derivatives.” Each Fund may write a call or put option only if the option is covered. As the writer of a covered call option, each Fund forgoes, during the option’s life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Fund seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

The successful use of derivatives depends on the Adviser’s ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated, may be less marketable than exchange-traded derivatives and may be subject to greater risks such as counterparty risks (e.g., counterparty is unable or unwilling to honor the contract).

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Not readily marketable, illiquid securities include restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A of the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines adopted by the Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Convertible Securities. While convertible securities purchased by the Funds are frequently rated investment grade, a Fund also may purchase unrated convertible securities or convertible securities rated below investment grade if the securities meet the Adviser’s other investment criteria. Each Fund does not currently intend to invest more than 5% of its total assets in below investment grade convertible securities. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser’s own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Debt Securities. The Driehaus International Discovery Fund and the Driehaus Emerging Markets Growth Fund may invest up to 35% of their total assets in nonconvertible debt securities. The Driehaus International Small Cap Growth Fund and the Driehaus Global Growth Fund may invest up to 20% of their total assets in nonconvertible debt securities. Investments in such debt securities are limited to those that are rated within the four highest grades (generally referred to as “investment grade”) assigned by a nationally or internationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality as analyzed by the Adviser under its own procedures. Securities in the fourth-highest grade may possess speculative characteristics. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security. The Adviser will, however, consider that fact in determining whether the Fund should continue to hold the security. The risks inherent in a debt security depend primarily on its term and quality, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities.

Portfolio Turnover. A Fund’s annual turnover rate indicates changes in its portfolio investments. A Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is anticipated that the Funds will each experience high rates of portfolio turnover. High portfolio turnover in any year will result in payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of taxes on above-average amounts of realized investment gains. Under normal market conditions, only securities that increase in value shortly after purchase and that generally continue to increase in value (although they may experience temporary stagnant or declining periods) will be retained by the Funds. Securities sold by a Fund may be purchased again at a later date if the Adviser perceives that the securities are again “timely.” In addition, portfolio adjustments will be made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In light of these factors and the historical volatility of foreign growth stocks, the Funds are likely to experience high portfolio turnover rates, but portfolio turnover rates may vary significantly from year to year as noted in the Funds’ Financial Highlights. Portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Investment Companies. The Funds may invest in domestic and foreign investment companies. Some countries may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Fund to invest in a foreign investment company in a country that permits direct foreign investment; similarly, a Fund may invest in a money market fund in order to receive a higher rate of return or to be more productively invested than would be possible through direct investment in money market instruments. Investing through such vehicles may involve layered fees or expenses. The Funds do not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees or expenses.

Repurchase Agreements. Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to a Fund, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specified period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by a Fund will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if the Adviser deems it advisable for investment reasons. Each Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

Each Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be earmarked or segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit, may increase net asset value fluctuation.

Lending Portfolio Securities. Each Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. Government securities). In the event of bankruptcy or other default of the borrower, a Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses.

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Management of the Funds

Trustees and Adviser. The Board of Trustees of the Trust has overall management responsibility. See the SAI for the names of and additional information about the Trustees and officers. The Adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, is responsible for providing investment advisory and management services to the Funds, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in 1982 and as of August 31, 2008, managed approximately $4.4 billion in assets.

Each Fund pays the Adviser an annual investment management fee on a monthly basis as follows. These fees are higher than the fees paid by most mutual funds.

As a percentage of
Fund	average daily net assets

Driehaus International Discovery Fund	1.46%[1]
Driehaus Emerging Markets Growth Fund	1.50%
Driehaus Global Growth Fund	1.25%[2]
Driehaus International Small Cap Growth Fund	1.50%[2]

1  The Fund pays the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets; 1.35% on the next $500 million; and 1.25% of average daily net assets in excess of $1 billion.

2  As previously discussed, the Adviser has entered into a written agreement to waive a portion of its management fee and to reimburse operating expenses to the extent necessary to cap the Driehaus Global Growth and the Driehaus International Small Cap Growth Funds’ expense ratios at 2.00%. Because of these agreements, the Funds may pay the Adviser less than the contractual management fee.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Trustees’ approval of the investment advisory agreements for the Driehaus International Discovery Fund, the Driehaus Emerging Markets Growth Fund and the Driehaus International Small Cap Growth Fund may be reviewed in the Funds’ annual report to shareholders dated December 31, 2007. Disclosure relating to the material factors and conclusions with respect to those factors that formed the basis for the Board of Trustees’ approval of the investment advisory agreement for the Driehaus Global Growth Fund may be reviewed in the Funds’ semi-annual report to shareholders dated June 30, 2008. Shareholder reports may be obtained by calling 1-800-560-6111, or by visiting www.driehaus.com or the SEC’s website at www.sec.gov.

Driehaus International Discovery Fund

Lead Portfolio Manager. The Driehaus International Discovery Fund is managed by Lynette Schroeder. Ms. Schroeder has been the portfolio manager for the Fund since March 1, 2005 and is responsible for making investment decisions on behalf of the Fund. Ms. Schroeder will retire from the Adviser on December 31, 2008 and Mr. Rea will assume sole portfolio manager responsibilities at that time.

Ms. Schroeder received her A.B. in Political Science in 1985 from the University of Chicago. She earned her M.B.A. in 1992 from the Darden Business School of the University of Virginia, where she was an analyst for The Darden Fund. From 1993 to 1995, Ms. Schroeder worked in international research at Scudder, Stevens & Clark and from 1995 to 1997 at Lexington Management Corporation, before joining the Adviser as an international senior research analyst in June 1997. While employed by the Adviser, she was named portfolio manager for the Driehaus European Opportunity Fund in December 1998 and co-portfolio manager for Driehaus International Discovery Fund in December 1998. In July 2000, Ms. Schroeder joined American Century Investment Management, Inc., where she was a portfolio manager for the International Opportunities Fund until she re-joined the Adviser in March 2005. From August 2007 through September 2008, Ms. Schroeder was the Lead Portfolio Manager of the Driehaus International Equity Yield Fund, a former fund of the Trust that merged into the Driehaus International Discovery Fund.

Co-Portfolio Manager. Dan Rea has been the co-portfolio manager of Driehaus International Discovery Fund since August 1, 2007 and supports Ms. Schroeder with investment research, security selection and portfolio construction.

Upon Ms. Schroeder’s retirement from the Adviser on December 31, 2008, Mr. Rea will assume sole portfolio manager responsibilities for Driehaus International Discovery Fund.

Mr. Rea received his B.S. in Accountancy from Marquette University in 1995. Mr. Rea originally worked for the Adviser as a domestic research analyst beginning in 1997, following a position in corporate finance at GE Capital Corporation. He was named portfolio manager of the Driehaus Emerging Growth Fund, L.P. in November 1998. In March 2000, Mr. Rea joined BlackRock, Inc., where he was a senior equity analyst on its Global Growth team and portfolio manager of the BlackRock Global Science and Technology Fund. In February 2005, he joined Franklin Templeton Investments as a senior equity analyst and sector leader on its Global Large Cap Growth team until he rejoined the Adviser in April 2006. Mr. Rea is also the Lead Portfolio Manager for the Driehaus Global Growth Fund, another Fund of the Trust. Mr. Rea was the Assistant Portfolio Manager of the Driehaus Emerging Markets Growth Fund, another Fund of the Trust, from April 2006 to April 2008. From August 1, 2007 through September 2008, Mr. Rea was the Co-Portfolio Manager of the Driehaus International Equity Yield Fund, a former fund of the Trust that merged into the Driehaus International Discovery Fund. In addition to his portfolio management responsibilities, Mr. Rea has served as Director of Research for the Adviser since October 2006.

Driehaus Emerging Markets Growth Fund

Portfolio Manager. Howard Schwab has been the portfolio manager of the Driehaus Emerging Markets Growth Fund since January 1, 2008. Previously, Mr. Schwab was a co-portfolio manager for the Fund. Mr. Schwab has responsibility for making investment decisions on behalf of the Fund.

Mr. Schwab joined the Adviser in 2001 upon completion of his B.A. degree in Economics from Denison University. Mr. Schwab is also the Co-Portfolio Manager for the Driehaus Global Growth Fund, another Fund of the Trust. During his tenure with the Adviser, Mr. Schwab also was the portfolio manager for the Driehaus International Equity Yield Fund, a former fund of the Trust that merged into the Driehaus International Discovery Fund, from April 2007 through July 2007, and was an investment analyst to and then assumed portfolio management responsibilities for the predecessor limited partnership to that fund since its inception on September 1, 2003.

Assistant Portfolio Manager. Chad Cleaver has been the assistant portfolio manager of the Driehaus Emerging Markets Growth Fund since May 1, 2008 and has certain responsibilities for investment decision-making subject to Mr. Schwab’s oversight.

Mr. Cleaver received his A.B. in Economics in 2000 from Wabash College. He earned his M.B.A. degree in 2004 from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. He began his career with the Board of Governors of the Federal Reserve System. He joined the Adviser in 2004 as an investment analyst to the Fund prior to assuming assistant portfolio management responsibilities.

Driehaus Global Growth Fund

Lead Portfolio Manager. The Driehaus Global Growth Fund is managed by Dan Rea. Mr. Rea has been the portfolio manager for the Fund since inception and is responsible for making investment decisions on behalf of the Fund. Mr. Rea’s background is described under “Driehaus International Discovery Fund — Co-Portfolio Manager.”

Co-Portfolio Manager. Howard Schwab has been the Co-Portfolio Manager of Driehaus Global Growth Fund since inception and supports Mr. Rea with investment research, security selection and portfolio construction. Mr. Schwab has certain responsibilities for investment decision-making on the Driehaus Global Growth Fund, subject to Mr. Rea’s approval. Mr. Schwab’s background is described under “Driehaus Emerging Markets Growth Fund — Portfolio Manager.”

Co-Portfolio Manager. Dan Wasiolek has been the Co-Portfolio Manager of Driehaus Global Growth Fund since inception and supports Mr. Rea with investment research, security selection and portfolio construction. Mr. Wasiolek has certain responsibilities for investment decision-making on the Driehaus Global Growth Fund, subject to Mr. Rea’s approval.

Mr. Wasiolek joined the Adviser in 1998 upon completion of his B.A. in Business Administration from Illinois Wesleyan University. He earned his M.B.A. from DePaul University in 2002. Mr. Wasiolek is the portfolio manager for the Adviser’s domestic mid cap and large cap strategies. Prior to assuming portfolio management responsibilities, Mr. Wasiolek was an investment analyst with the Adviser.

Driehaus International Small Cap Growth Fund

Lead Portfolio Manager. Howard Schwab has managed the Fund since its inception on September 17, 2007. Mr. Schwab is responsible for making investment decisions on behalf of the Fund. Mr. Schwab was an investment analyst and then assumed portfolio management responsibilities for the Driehaus International Opportunities Fund, L.P., the predecessor limited partnership to the Fund, since it commenced operations on August 1, 2002. Mr. Schwab’s background is described under “Driehaus Emerging Markets Growth Fund — Portfolio Manager.”

Co-Portfolio Manager.  David Mouser has assisted in the management of Driehaus International Small Cap Growth Fund since its inception on September 17, 2007. Mr. Mouser has responsibilities for investment decision-making on the Driehaus International Small Cap Growth Fund, subject to Mr. Schwab’s approval. Since September, 2005, Mr. Mouser was the assistant portfolio manager for the predecessor limited partnership.

Mr. Mouser joined the Adviser in 1999 upon completion of his B.S. degree in Finance from the University of Dayton. He is currently an M.S. candidate at DePaul University. Prior to assuming portfolio management responsibilities, Mr. Mouser was an investment analyst with the Adviser.

The SAI provides additional information about the portfolio managers’ and assistant portfolio manager’s compensation, other accounts managed, and ownership of securities in the Funds.

Distributor. Driehaus Securities LLC (“DS LLC”), an affiliate of the Adviser, acts as the distributor of the Trust’s shares pursuant to a Distribution Agreement, without any sales concessions or charges to the Funds or to their shareholders. DS LLC is located at 25 East Erie Street, Chicago, Illinois 60611. DS LLC also executes portfolio transactions for the Funds pursuant to procedures approved by the Board of Trustees.

Administrator. PNC Global Investment Servicing (U.S.) Inc. (“PNC”) is the administrator for the Funds. In such capacity, PNC assists the Funds in aspects of their administration and operation, including certain accounting services.

Transfer Agent. PNC is the agent of the Funds for the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records.

Custodian. JPMorgan Chase Bank N.A. (the “Custodian”) is the custodian for the Funds. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s Global Investor Services or foreign depositories used by such members.

Shareholder Information

Net Asset Value

Each Fund’s net asset value is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 3:00 p.m., Central time) on each day the NYSE is open for trading. Purchases and redemptions are made at a Fund’s net asset value per share next calculated after receipt of your purchase order and payment in good form. Net asset value per share is determined by dividing the difference between the values of a Fund’s assets and liabilities by the number of its shares outstanding. The Funds’ holdings are typically valued using readily available market quotations provided by an independent pricing service. Securities may be valued using methods approved by the Board of Trustees when: (i) securities cannot be priced through a readily available market quotation provided by a pricing service and no broker-dealer quotations are available, or (ii) an event occurs that affects the value of a portfolio security between the time its price is determined in its local market or exchange and the close of the NYSE where the event would materially affect net asset value. The Funds use an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indices of U.S. traded securities and other indicators, such as closing prices of American Depository Receipts and futures contracts, to determine the fair value of relevant foreign equity securities. In such cases, a Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon the security’s sale. Because foreign securities markets may operate on days that are not business days in the U.S., the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem the Funds’ shares.

Opening an Account

1)	Read this Prospectus carefully.

2)	Each Fund has the following minimum investments, which may be waived at the discretion of DS LLC:

Minimum
			Minimum	Automatic	Minimum
Minimum	Minimum	Minimum	Subsequent	Investment	Automatic
Initial	Subsequent	Initial IRA	IRA	Plan	Investment
Investment	Investment	Investment	Investment	(Monthly)	Plan (Quarterly)

$10,000	$2,000	$2,000	$500	$100	$300

3)	Complete the appropriate sections of the New Account Application, carefully following the instructions. If you have questions, please contact Shareholder Services at 1-800-560-6111. Complete the appropriate sections of the application which apply to account privileges. You will automatically have telephonic redemption and exchange privileges unless you indicate on the application that you do not want these privileges. By confirming your privileges on the New Account Application, you can avoid the delay of having to submit an additional application to change your privileges.

The Funds seek to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Funds may limit account activity until investor identification information can be verified. If the Funds are unable to obtain sufficient investor identification information such that the Funds may form a reasonable belief as to the true identity of an investor, the Funds may take further action including closing the account.

4)	Include your purchase check or call Shareholder Services at 1-800-560-6111 to initiate a wire purchase.

5)	To open an Individual Retirement Account (IRA), complete the appropriate Traditional or Roth IRA Application which may be obtained by visiting www.driehaus.com or by calling Shareholder Services at 1-800-560-6111. IRA investors should also read the IRA Disclosure Statement and Custodial Account Agreement for further details on eligibility, service fees, and federal tax considerations. For IRA accounts, the procedures for purchasing and redeeming shares of the Funds, and the account features, policies and fees may differ from those discussed in this Prospectus. Please contact Shareholder Services at 1-800-560-6111 for additional information.

How to Purchase Shares

1)	By Mail. Make your check payable to Driehaus Mutual Funds. The Funds accept:

•	Your personal check, preprinted with your name and address
•	Certified personal checks

for Fund share purchases under $100,000. For purchases of $100,000 or more, the Funds accept only wire transfers.

Driehaus Mutual Funds will not accept the following forms of payment for Fund shares:

•	Cash
•	Credit cards
•	Cashier’s/Official checks
•	Bank drafts
•	Third party checks
•	“Starter” checks that do not have a printed name and address on them
•	Travelers checks
•	Credit card checks
•	Money orders

Any expense incurred as a result of a returned check will be borne by the shareholder. The Fund will charge a $20 fee against your account, in addition to any loss sustained by the Fund, for any check returned for insufficient funds. If you are adding to your existing account, fill out the detachable investment slip from an account statement or indicate your Fund account number and the name(s) in which the account is registered directly on the check. Send to:

Regular Mail:	Overnight Delivery:
Driehaus Mutual Funds	Driehaus Mutual Funds
c/o PNC Global Investment	c/o PNC Global Investment
Servicing (U.S.) Inc.	Servicing (U.S.) Inc.
P.O. Box 9817	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

2)	By Wire Transfer. Call Shareholder Services at 1-800-560-6111 to initiate your purchase and obtain your account number. Then wire your investment to:

PNC Bank, NA
ABA #031000053
Credit: Driehaus Purchase Account
Bank Account #: 8611082419
Fund Name: (          )
Further Credit: (Shareholder name and account number)

3)	Through Automatic Investment Plan. Additional investments in shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds via Automated Clearing House Network Transfer (“ACH”) from your pre-designated bank account through the Automatic Investment Plan.

4)	Through ACH. Additional investments in shares of the Funds may also be made at any time by authorizing the Transfer Agent to withdraw funds via ACH from your pre-designated bank account. The Funds do not accept initial investments through ACH. Instructions to purchase shares of the Funds by ACH which are received prior to close of the NYSE receive the net asset value calculated on the next business day. Instructions to purchase shares of the Funds by ACH received after the close of the NYSE receive the net asset value calculated on the second business day after receipt.

5)	Through Financial Institutions. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Funds. There are no charges or limitations imposed by the

Funds, other than those described in this Prospectus, if shares are purchased (or redeemed) directly from the Funds or DS LLC. However, unless waived, the Funds will deduct 2.00% from the redemption amount if you sell your shares within 60 days after purchase.

New investors who would like to participate in the Automatic Investment Plan or make additional investments in shares of the Funds by ACH should completed the appropriate section of the account application and mail it to Driehaus Mutual Funds at the address included in the By Mail section above. Current investors should complete the Optional Account Services Form to add either or both privileges to their account(s). To obtain either form, call Shareholder Services at 1-800-560-6111 or visit www.driehaus.com.

Financial institutions that enter into a sales agreement with DS LLC or the Trust (“Intermediaries”) may accept purchase and redemption orders on behalf of the Funds. If communicated in accordance with the terms of the sales agreement, a purchase or redemption order will be deemed to have been received by the Funds when the Intermediary accepts the order. In certain instances, an Intermediary (including Charles Schwab & Co., Inc.) may designate other third-party financial institutions (“Sub-Designees”) to receive orders from their customers on the Funds’ behalf. The Intermediary is liable to the Funds for its compliance with the terms of the sales agreement and the compliance of each Sub-Designee. All orders will be priced at the applicable Fund’s net asset value next computed after they are accepted by the Intermediary or Sub-Designee, provided that such orders are communicated in accordance with the terms of the applicable sales agreement.

Certain Intermediaries may enter purchase orders on behalf of their customers by telephone, with payments to follow within several days as specified in their sales agreement. Such purchase orders will be effected at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Intermediary to place the order on a timely basis. If payment is not received within the time specified in the agreement, the Intermediary could be held liable for any fees or losses resulting from the cancellation of the order.

DS LLC makes payments, and the Adviser may make payments, out of their own resources to Intermediaries for providing shareholder servicing or distribution related activities. No payments are made by the Funds for distribution or promotion of the Funds.

General Purchase Information

Shares of each Fund are offered only to residents of states and other jurisdictions in which the shares are available for purchase. The Funds do not intend to sell shares to persons or entities, including foreign financial institutions and private banking accounts, residing outside the U.S., its territories and possessions, even if they are U.S. citizens or lawful permanent residents, except to persons with U.S. military APO or FPO addresses. The Funds reserve the right not to accept any purchase order. The Funds also reserve the right to change their investment minimums without notice. For all purchases, confirmations are sent to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly.

“Buying a Dividend.” Unless you are purchasing Fund shares through a tax-deferred account (such as an IRA), buying Fund shares at a time when a Fund has substantial recognized or unrecognized gains can cost you money in taxes. See “Distributions and Taxes — Buying a Distribution” below. Contact the Fund for information concerning when distributions will be paid.

Shares Purchased by Check or ACH. Shares purchased by check are subject to a 10 business day escrow period to ensure payment to the relevant Fund. Shares purchased by ACH are subject to a 5 business day escrow period to ensure payment to the relevant Fund. The proceeds of shares redeemed during the escrow period will be released after expiration of the escrow period.

How to Redeem Shares

1)	By Mail. Shareholders may sell shares by writing the Funds at the following address:

Regular Mail:	Overnight Delivery:
Driehaus Mutual Funds	Driehaus Mutual Funds
c/o PNC Global Investment	c/o PNC Global Investment
Servicing (U.S.) Inc.	Servicing (U.S.) Inc.
P.O. Box 9817	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Certain requests for redemption must be signed by the shareholder with a signature guarantee. See “Shareholder Services and Policies — Medallion Signature Guarantees.” Redemption proceeds will be net of any applicable redemption fees.

2)	By Telephone. You will automatically have the telephone redemption by check privileges when you open your account unless you indicate on the application that you do not want this privilege. You may also have redemption proceed sent directly to your bank account by wire or ACH if you mark the appropriate box(es) and provide your bank information on your application. If you are a current shareholder, you should complete the Optional Account Services Form to add these additional redemption options to your account. You may make a telephone redemption request for up to $100,000 by calling Shareholder Services at 1-800-560-6111 and providing your account number, the exact name of your account and your social security or taxpayer identification number. See “General Redemption Information” below for specific information on payment of redemption proceeds under each payment option. The Funds reserve the right to suspend or terminate the telephone redemption privilege at any time.

Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone transactions are not permitted on accounts whose address has changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record or wired or electronically transferred to a bank account previously designated by you in writing.

3)	By Wire Transfer. If you have chosen the wire redemption privilege, you may request the Funds to transmit your proceeds by Federal Funds wire to a bank account previously designated by you in writing and not changed within the past 30 days. See “General Redemption Information — Execution of Requests” below.

4)	Through ACH. Your redemption proceeds less any applicable redemption fee, can be electronically transferred to your pre-designated bank account on or about the date of your redemption. There is no fee associated with this redemption payment method.

5)	Through Financial Institutions. If you bought your shares through a financial institution and these shares are held in the name of the financial institution, you must redeem your shares through the financial institution. Please contact the financial institution for this service.

General Redemption Information

Institutional and Fiduciary Account Holders. Institutional and fiduciary account holders, such as corporations, custodians, executors, administrators, trustees or guardians, must submit, with each request, a completed certificate of authorization in a form of resolution acceptable to the Funds. The request must include other supporting legal documents as required from organizations, executors, administrators, trustees or others acting on accounts not registered in their names. For more information, please contact Shareholder Services at 1-800-560-6111.

Cancellation. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. The Funds cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

Redemptions by the Funds. The Funds reserve the right to redeem shares in any account and send the proceeds to the owner if, immediately after a redemption, the shares in the account do not have the Minimum Account Value as shown below:

	Minimum	Minimum IRA
Fund	Account Value	Account Value

Driehaus International Discovery Fund	$5,000	$1,500
Driehaus Emerging Markets Growth Fund	$5,000	$1,500
Driehaus Global Growth Fund	$5,000	$1,500
Driehaus International Small Cap Growth Fund	$5,000	$1,500

A shareholder would be notified that the account is below the minimum and would have 30 days to increase the account before the account is redeemed.

In-Kind Redemptions. The Funds generally intend to pay all redemptions in cash. However, the Funds may pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities, if your requests over a 90-day period total more than $250,000 or 1% of the net assets of the relevant Fund, whichever is less. An in-kind redemption is taxable for federal income tax purposes in the same manner as a redemption for cash.

Execution of Requests. If an order is placed prior to the close of regular trading on the NYSE (normally 3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day.

A redemption order will be executed at the price which is the net asset value determined after proper redemption instructions are received, minus the redemption fee, if applicable. The redemption price received depends upon the Fund’s net asset value per share at the time of redemption and any applicable redemption fee. Therefore, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss for federal income tax purposes.

Each Fund will deduct a redemption fee of 2.00% from the redemption amount for shareholders who sell their shares within 60 days of purchase. This fee is paid to the Fund and is designed to offset the commission costs, market impact costs, tax consequences to the Fund, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. Redemption fees may be waived in certain circumstances (see “Policies and Procedures Regarding Frequent Purchases and Redemptions” below).

For shareholders who purchased shares on different days, the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

The Funds will pay redemption proceeds, less any applicable fees (including redemption fees), as follows:

1)	PAYMENT BY CHECK — Normally mailed within seven days of redemption to the address of record.

2)	PAYMENT BY WIRE — Normally sent via the Federal Wire System on the next business day after redemption ($15 wire fee applies) to your pre-designated bank account.

3)	PAYMENT BY ACH — Normally sent by ACH on or about the date of your redemption to your pre-designated bank account. Please consult your financial institution for additional information.

If it is in the best interest of the Funds to do so, the Funds may take up to seven days to pay proceeds from shares redeemed. For payments sent by wire or ACH, the Funds are not responsible for the efficiency of the federal wire or ACH systems or the shareholder’s financial services firm or bank. The shareholder is responsible for any charges imposed by the shareholder’s financial services firm or bank. Payment for shares redeemed within 10 business days after purchase by personal check or 5 business days after purchase by ACH will be delayed until the applicable escrow period has expired. Shares purchased by certified check or wire are not subject to the escrow period.

Policies and Procedures Regarding Frequent Purchases and Redemptions

Frequent and short-term trading in shares of the Funds, known as “market timing,” can harm long-term Fund shareholders. Such short-term trading activity can result in increased costs to the Funds for buying and selling portfolio securities and also can disrupt portfolio management strategies when the Funds need to maintain cash or liquidate portfolio holdings to meet redemptions. The Funds may be particularly susceptible to risks of short-term trading because they invest in foreign securities. Time zone differences among international stock markets may motivate investors to attempt to exploit the use of prices based on closing prices of foreign securities exchanges (“time zone arbitrage”). The Funds’ valuation procedures seek to minimize investors’ ability to engage in time zone arbitrage in the Funds. See “Net Asset Value” above.

The Trust’s Board of Trustees has adopted policies and procedures in an effort to discourage and prevent market timing, which do not accommodate frequent purchases and redemptions of shares. The Trust imposes a 2% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their purchase. This redemption fee was imposed to reduce the impact of costs resulting from short-term trading and to deter market timing activity. The Funds waive the redemption fee in certain circumstances, including for certain retirement plan investors, for certain omnibus accounts when the Intermediary collects the fee at the sub-account level and remits it to the Funds, for investors in certain wrap programs and otherwise, at the Funds’ discretion. The Funds reserve the right to modify or terminate these waivers at any time.

The Funds’ Adviser receives trading activity information from the Transfer Agent and monitors Fund inflows and outflows for suspected market timing activity using certain activity thresholds. The Adviser monitors the trading activity of direct shareholders and trading activity through Intermediaries, as well as instances in which the Funds receive a redemption fee from a direct shareholder or Intermediary account. This monitoring may result in the Funds’ rejection or cancellation of future purchase or exchange transactions in that shareholder’s account(s) without prior notice to the shareholder. Under current procedures, such rejection or cancellation would occur within one business day after the Adviser identifies the suspected market timing activity. The Funds also may limit the number of exchanges a shareholder can make between the Funds.

Shares of the Funds may be purchased directly from the Funds (through the Transfer Agent) or through omnibus arrangements with broker-dealers or other Intermediaries that aggregate shareholder transactions. The Funds do not know the identity of the beneficial owners of many of the accounts opened through Intermediaries and consequently rely on the Intermediaries to comply with the Funds’ policies and procedures on frequent purchases and redemptions. In some instances, the Funds allow an Intermediary to impose frequent trading restrictions that differ from those of the Funds. Investors who purchase shares through an Intermediary should review any disclosures provided by the Intermediary with which they have an account to determine what frequent trading restrictions may apply to their account. The Funds may direct any Intermediary to block any shareholder account from future trading in the Funds if market timing is suspected or discovered.

Shareholders seeking to engage in market timing activities may use a variety of strategies to avoid detection and, despite the efforts of the Funds to prevent such trading, there is no guarantee that the Funds or Intermediaries will be able to identify these shareholders or curtail their market timing activity.

Shareholder Services and Policies

Exchanging Shares. Any shares of a Fund that you have held for the applicable escrow period may be exchanged for shares of any other Driehaus Mutual Fund in an identically registered account, provided the Fund(s) to be acquired is (are) registered for sale in your state of residence and you have met the minimum initial investment requirements. Procedures applicable to the purchase and redemption of a Fund’s shares are also applicable to exchanging shares, including the prices that you receive and pay for the shares you exchange. You will automatically have the ability to exchange shares of any Driehaus Mutual Fund by telephone unless you indicate on your application that you do not want this privilege. The Funds reserve the right to limit the number of exchanges between Funds and to reject any exchange order. The Funds reserve the right to modify or discontinue the exchange privilege at any time upon 60 days’ written notice. For federal income tax purposes, an exchange is treated the same as a sale and you may recognize a capital gain or loss upon an exchange, depending upon the cost or other basis of the shares redeemed. The 2.00% redemption fee also applies to shareholders who exchange their shares for any other Driehaus Mutual Fund shares within 60 days of purchase.

Medallion Signature Guarantees. A medallion signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account activity. In addition to certain signature requirements, a medallion signature guarantee is required in any of the following circumstances:

•	A redemption request is over $100,000.

•	A redemption check is to be made payable to anyone other than the shareholder(s) of record or the name has been changed within 30 days of the request.

•	A redemption check is to be mailed to an address other than the address of record or the address has been changed within 30 days of the request.

•	A redemption amount is to be wired to a bank other than one previously authorized.

•	To add or change bank information for wire or ACH transactions on an existing account.

At the Funds’ discretion, medallion signature guarantees also may be required for other transactions or changes to your account. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP), and the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not part of these programs will not be accepted.

Telephone Transactions. Shareholders will automatically have telephone redemption by check and exchange privileges unless they indicate on their account application that they do not want these privileges. Shareholders may initially purchase shares by telephone via bank wire. Shareholders engaging in telephone transactions should be aware of the risks associated with these types of transactions as compared to written requests. Although the Funds employ reasonable procedures to confirm that instructions received by telephone are genuine, a shareholder authorizing a transaction by telephone bears the risk of any resulting losses, unless the Funds or their service providers fail to employ these measures. In such cases, the Funds or their service providers may be liable for losses arising from unauthorized or fraudulent instructions. In addition, the Funds reserve the right to record all telephone conversations. Confirmation statements for telephone transactions should be reviewed for accuracy immediately upon receipt by the shareholder.

Unusual Circumstances. During times of unusual economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In addition, in unusual circumstances, a Fund may temporarily suspend the processing of redemption requests, or may postpone payment of proceeds for up to seven days or longer as allowed by federal securities laws. In the event that you are unable to reach the Funds by telephone, requests may be mailed to the Funds at the address listed in “How to Redeem Shares.”

A Note on Mailing Procedures. In order to provide greater convenience to our shareholders and cost savings to the Funds by reducing the number of duplicate shareholder mailings, only one copy of most proxy statements, financial reports and prospectuses will be mailed to households, even if more than one person in a household holds shares of a Fund. Separate shareholder statements will continue to be mailed for each Fund account. If you want additional copies or do not want your mailings to be “householded,” please call Shareholder Services at 1-800-560-6111 or write to P.O. Box 9817, Providence, Rhode Island 02940.

Dividend Policies

Reinvestment of Distributions. Dividends and distributions payable by a Fund are automatically reinvested in additional shares of such Fund unless the investor indicates otherwise on the application or subsequently notifies the Fund, in writing, of the desire to not have dividends automatically reinvested. Reinvested dividends and distributions are treated the same for federal income tax purposes as dividends and distributions received in cash.

Distributions and Taxes

Payment of Dividends and Other Distributions. Each Fund pays its shareholders dividends from its investment company taxable income, and distributions from any realized net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards from prior years). Dividends and distributions are generally paid once a year. Each Fund intends to distribute at least 98% of any ordinary income for the calendar year (not taking into account any capital gains or losses), plus 98% of capital gain net income realized during the 12-month period ended October 31 in that year, if any. Each Fund intends to distribute any undistributed ordinary income and capital gain net income in the following year. Since the Driehaus International Discovery Fund has a capital loss carryforward, no capital gains distributions will be paid to shareholders until net capital gains have been realized in excess of the carryforward, except that the Internal

Revenue Code of 1986, as amended (the “Code”), imposes certain limitations that will likely reduce the Fund’s ability to use the majority of these capital loss carryforwards. With respect to the Driehaus International Small Cap Growth Fund, because the Fund succeeded to the tax basis of the assets of a limited partnership, shareholders should be aware that, as portfolio securities that were received from the limited partnership are sold, any capital gain that existed at such time may be recognized by the Fund, and such recognized gain, if any, will be distributed to shareholders as dividends or distributions and will be taxable to them.

Federal Income Tax Status of Dividends and Other Distributions. Distributions by a Fund of investment company taxable income (determined without regard to the deduction for dividends paid) are generally subject to federal income tax at ordinary income tax rates. However, a portion of such distributions that were derived from certain corporate dividends may qualify for either the 70% dividends received deduction available to corporate shareholders under the Code or the reduced rates of federal income taxation for “qualified dividend income” currently available to individual and other noncorporate shareholders under the Code, provided certain holding period and other requirements are satisfied. However, dividends received by a Fund from foreign corporations are not expected to qualify for the dividends received deduction and dividends received from certain foreign corporation may not qualify for treatment as qualified dividend income. The reduced rates of federal income taxation applicable to qualified dividend income will expire for taxable years beginning after December 31, 2010. Distributions of net capital gains, if any, are generally taxable as long-term capital gains for federal income tax purposes regardless of how long a shareholder has held shares of a Fund. The U.S. federal income tax status of all distributions will be designated by a Fund and reported to its shareholders annually. Distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the calendar year and paid in the following January are taxable as if paid on December 31 of the year declared.

Taxability of Distributions to Individuals and Other Noncorporate Shareholders
(taxable years beginning in 2008)

	Tax Rate for	Tax Rate for
Type of Distribution	15% Bracket or lower	25% Bracket or above

Income Dividends	ordinary income rate	ordinary income rate
Short-term Capital Gains	ordinary income rate	ordinary income rate
Long-term Capital Gains	0%	15%
Qualified Dividend Income	0%	15%

Investment income received by each Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries that generally entitle each Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund’s assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. Each Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

To the extent that a Fund is liable for foreign income taxes, the Fund may make an election under the Code to “pass through” to the Fund’s shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. If this election is made, shareholders will generally be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The shareholders of the Fund may claim a credit by reason of the Fund’s election, subject to certain limitations imposed by the Code. Also, under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may be able to claim a credit for foreign taxes paid and in any event will be treated as having taxable income in the amount of the shareholder’s pro rata share of foreign taxes paid by the Fund. If a Fund does not make such an election, the foreign taxes paid by the Fund will reduce the Fund’s net investment income. In such a case, shareholders will not be able to claim either a credit or a deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat as part of the amounts distributed to them their pro rata portion of such taxes paid.

Buying a Distribution. A distribution paid after an investor purchases shares of a Fund will reduce the net asset value of the shares by the amount of the dividend or distribution, but such dividend or distribution nevertheless will be taxable to such shareholder even if it represents a return of a portion of the shareholder’s investment.

Redemption of Fund Shares. If a shareholder redeems or exchanges Fund shares in a non-retirement account, it is generally considered a taxable event for federal income tax purposes. Depending on the purchase price and the sale price of the shares redeemed or exchanged, the shareholder may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shareholder held the shares for more than one year. If the shareholder held the shares for one year or less, the gain or loss will generally be treated as a short-term gain or loss. Short-term capital gain is taxable at ordinary income tax rates for federal income tax purposes. Shareholders may be limited in their ability to utilize capital losses. Any loss realized on sales or exchanges of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

Backup Withholding. A Fund may be required to withhold federal income tax (“backup withholding”) at a 28% rate from dividends, distributions and redemption proceeds paid to certain shareholders. Backup withholding may be required if:

•	An investor fails to furnish the Fund with the investor’s properly certified social security or other tax identification number;

•	An investor fails to properly certify that the investor’s tax identification number is correct or that the investor is not subject to backup withholding due to the under reporting of certain income; or

•	The Internal Revenue Service (“IRS”) informs the Fund that the investor’s tax identification number is incorrect or that the investor is subject to backup withholding.

Taxation of Non-U.S. Shareholders. Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty.

Certifications of federal income tax status are contained in the account application that should be completed and returned when opening an account. Each Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder’s federal income tax return, provided certain information is provided to the IRS.

The foregoing discussion of U.S. federal income taxation is only a general summary. It is not intended to be a full discussion of all federal income tax laws and their effect on shareholders. Shareholders should consult their tax advisors as to the federal, state, local or foreign tax consequences of ownership of any Fund shares before making an investment in a Fund.

FOR MORE INFORMATION

More information on these Funds is available without charge, upon request, including the following:

Annual/Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a letter from the Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Funds’ performance during the Funds’ last fiscal period.

Statement of Additional Information (SAI)

The SAI provides more details about each Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference.

To Obtain Information:

By Telephone
Call 1-800-560-6111

By Mail
Write to:
Driehaus Mutual Funds
P.O. Box 9817
Providence, RI 02940

On the Internet
Text-only versions of Fund documents, including the SAI, annual and semi-annual reports can be viewed online or downloaded without charge from: www.driehaus.com or the SEC at http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (1-202-551-5850) or by sending your request by email to publicinfo@sec.gov or to the SEC’s Public Reference Section, Washington, DC 20549 (a duplicating fee is charged).

© 2008, Driehaus Mutual Funds
1940 Act File No. 811-07655

Statement of Additional Information Dated September 22, 2008
DRIEHAUS MUTUAL FUNDS
25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111
DRIEHAUS INTERNATIONAL DISCOVERY FUND
DRIEHAUS EMERGING MARKETS GROWTH FUND
DRIEHAUS GLOBAL GROWTH FUND
DRIEHAUS INTERNATIONAL SMALL CAP GROWTH FUND
This Statement of Additional Information (“SAI”) is not a prospectus, but provides additional information that should be read in conjunction with the Funds’ prospectus dated September 22, 2008 and any supplements thereto (“Prospectus”). The Prospectus may be obtained at no charge by calling 1-800-560-6111.
The financial statements for the Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund appearing in the combined Annual Report to Shareholders for the fiscal year ended December 31, 2007 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are incorporated herein by reference.

1

GENERAL INFORMATION AND HISTORY
Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Global Growth Fund and Driehaus International Small Cap Growth Fund (individually, a “Fund” and collectively, the “Funds”) are each a series of Driehaus Mutual Funds (the “Trust”), an open-end management investment company. Driehaus Capital Management LLC (“DCM” or the “Adviser”) provides management and investment advisory services to each Fund. The Trust is a Delaware statutory trust organized under an Agreement and Declaration of Trust (“Declaration of Trust”) dated May 31, 1996, as subsequently amended. The Trust or a Fund may be terminated (i) by the affirmative vote of at least two-thirds of the outstanding shares of the Trust (or Fund) at any meeting of shareholders, or (ii) by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by at least two-thirds of the outstanding shares, or (iii) by the Trustees by written notice to shareholders. The Trust may issue an unlimited number of shares, in one or more series or classes as its Board of Trustees (the “Board”) may authorize. The Driehaus Emerging Markets Growth Fund commenced operations on December 31, 1997 and the Driehaus International Discovery Fund commenced operations on December 31, 1998. After succeeding to the assets of the Driehaus International Opportunities Fund, L.P., the Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007. The Driehaus Global Growth Fund commenced operations on May 1, 2008.
Each share of a Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board on shares of that series, and all shares of a Fund have equal rights in the event of liquidation of that series.
As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies, or approving an investment advisory contract. If requested to do so by the holders of at least 10% of the Trust’s outstanding shares, the Trust will call a special meeting for the purpose of voting upon the question of removal of a Trustee or Trustees and will assist in the communication with other shareholders as if the Trust were subject to Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”). All shares of all series of the Trust are voted together in the election of Trustees. On any other matter submitted to a vote of shareholders, shares are voted in the aggregate and not by an individual Fund, except that shares are voted by an individual Fund when required by the 1940 Act or other applicable law, or when the Board determines that the matter affects only the interests of one Fund, in which case shareholders of the unaffected Fund are not entitled to vote on such matters.
PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS
General Investment Risks
As with all investments, at any given time the value of your shares in the Fund(s) may be worth more or less than the price you paid. The value of your shares depends on the value of the individual securities owned by the Funds which will go up and down depending on the performance of the company that issued the security, general market and economic conditions, and investor confidence. In addition, the market for securities generally rises and falls over time, usually in cycles. During any particular cycle, an investment style may be in or out of favor. If the market is not favoring the Funds’ style, the Funds’ gains may not be as big as, or its losses may be larger than, those of other equity funds using different investment styles.

2

Foreign Securities
The Funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, taxes or expropriation of assets) than investments in securities of domestic issuers. The Funds may also purchase foreign securities in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European receipts evidencing a similar arrangement. Generally, ADRs are designed for the U.S. securities markets and EDRs and GDRs are designed for use in European and other foreign securities markets. The Funds may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, each Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.
With respect to equities that are issued by foreign issuers or denominated in foreign currencies, each Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in a Fund will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Currency Exchange Transactions.”)
Risks. Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities and positions which are generally denominated in foreign currencies, and utilization of forward currency contracts, involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.
Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.
Currency Exchange Transactions. Currency exchange transactions may be conducted either through forward currency contracts (“forward currency contracts”) or on a spot (i.e., cash) basis at the spot rate for purchasing currency prevailing in the foreign exchange market. Forward currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward currency contracts are usually entered into with banks and broker-dealers, are not exchange traded and are usually for less than one year, but may be renewed.

3

Forward currency transactions may involve currencies of the different countries in which the Funds may invest and serve as hedges against possible variations in the exchange rate between these currencies. Each Fund’s currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described under “Synthetic Foreign Money Market Positions.” Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of each Fund accruing in connection with settlement of the purchase and sale of its portfolio securities. Portfolio hedging is the use of forward currency contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows the Adviser to limit or reduce exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. No Fund may engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that each Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, each Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward currency contracts for each currency held in each Fund. The Funds may not engage in “speculative” currency exchange transactions.
At the maturity of a forward contract to deliver a particular currency, each Fund may either sell the portfolio security related to such contract and make delivery of the currency, or retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.
It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.
If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able

4

to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.
Synthetic Foreign Money Market Positions. Each Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, each Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency money market instruments. The result of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, should, in general, be similar, but would not be identical because the components of the alternative investments would not be identical.
Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, a synthetic foreign money market position shall not be deemed a “foreign security” for purposes of the policy that, under normal circumstances, the Driehaus International Discovery Fund will invest at least 65% of its total assets in at least three countries other than the United States, or for the purposes of the policy that the Driehaus Emerging Markets Growth Fund will invest at least 65% of its total assets in emerging markets companies.
Lending of Portfolio Securities
Subject to restriction (3) under “Investment Restrictions” in this SAI, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by that Fund. Each Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of the securities if, in the Adviser’s judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.
Repurchase Agreements
Each Fund may invest in repurchase agreements, provided that it will not invest more than 15% of net assets in repurchase agreements maturing in more than seven days as well as any other illiquid securities. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the

5

securities at a higher price, which includes an amount representing interest on the purchase price within a specified time. In the event of bankruptcy of the seller, the Fund could experience both losses and delays in liquidating its collateral.
Warrants
The Funds may purchase warrants, which are instruments that give holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. Warrants are generally sold by companies intending to issue stock in the future, or by those seeking to raise cash by selling shares held in reserve.
Short Sales
The Funds may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale “against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables each Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement.
Rule 144A Securities
The Funds may purchase securities that have been privately placed but are eligible for purchase and sale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to each Fund’s restriction of investing no more than 15% of its net assets in illiquid securities. In determining whether a Rule 144A security is liquid or not, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser will consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.
Line of Credit
Subject to restriction (4) under “Investment Restrictions” in this SAI, the Trust has established a line of credit with a major bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Currently the line of credit is available to each Fund.
Portfolio Turnover
Portfolio turnover rate is commonly measured by dividing the lesser of total purchases or sales for the period under consideration by the average portfolio value (i.e., the cumulative total investment in the account at the end of each month, divided by the number of months under consideration).

6

Derivatives
Consistent with its objective, each Fund may invest in a broad array of financial instruments and securities, commonly known as derivatives. (For these purposes, forward currency contracts are not considered “derivatives.”) The Funds may enter into conventional exchange-traded and nonexchange-traded options, futures contracts, futures options, swaps and similar transactions, such as caps, floors and collars, involving or relating to currencies, securities, interest rates, prices or other items. In each case, the value of the instrument or security is “derived” from the performance of an underlying asset or a “benchmark,” such as a security, an index, an interest rate or a currency.
Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment that cannot be readily established directly due to portfolio size, cash availability or other factors. They also may be used in an effort to enhance portfolio returns.
The successful use of derivatives depends on the Adviser’s ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated and may be less marketable than exchange-traded derivatives.
The Funds may use equity linked certificates/notes/swaps (all derivatives) to further their investment objectives. In buying such derivatives, the Funds could be purchasing bank debt instruments, swaps or certificates that vary in value based on the value of the underlying benchmark security. If a Fund buys such derivative instruments, it is subject to the risk of the inability or refusal to perform of the counterparties to the transaction.
A swap transaction is an individually negotiated, nonstandardized agreement between two parties to exchange cash flows (and sometimes principal amounts) measured by different interest rates, exchange rates, indices or prices, with payments generally calculated by reference to a principal (“notional”) amount or quantity. In general, swaps are agreements pursuant to which a Fund contracts with a bank or a broker/dealer to receive a return based on or indexed to the performance of an individual security or a basket of securities. A Fund usually will enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. Swap contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. As a result, a Fund will be subject to the risk of the inability or refusal to perform with respect to such contracts on the part of the counterparties with which the Fund trades. If there is a default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market is generally not regulated by any government authority. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade.
The Funds intend to use interest rate, currency and index swaps as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies

7

based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will earmark or segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.
Options on Securities and Indexes. The Funds may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade or similar entities, or quoted on Nasdaq. The Funds may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
A Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are earmarked or held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.
If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.
Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.
A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, a Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain, or, if it is less, a Fund will realize a capital loss. The principal

8

factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.
A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it has purchased.
Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index1 at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to, the Standard & Poor’s 500® Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index), as well as financial instruments (including, but not limited to, U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.
The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of

[1]	A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

9

stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund’s securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase a Fund’s exposure to stock price, interest rate and currency fluctuations, a Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.
The Funds will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.
The success of any futures transaction depends on the Adviser correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund’s return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the Adviser might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities or other securities acceptable to the broker (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds expect to earn interest income on their initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.
Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.
There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for

10

futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund’s portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund’s portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Limitations on Options and Futures. If other options, futures contracts or futures options of types other than those described herein are traded in the future, a Fund may also use those investment vehicles, provided that the Board determines that their use is consistent with the Fund’s investment objective.
When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.
A Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.
The Trust, on behalf of each Fund, has claimed an exemption from the definition of the term “commodity pool operator” available to qualifying entities pursuant to Regulation 4.5 promulgated by the Commodity Futures Trading Commission. Accordingly, the Funds are not subject to registration or regulation as a “commodity pool operator.”

11

INVESTMENT RESTRICTIONS
Each Fund operates under the following fundamental investment restrictions, which, together with the investment objective and fundamental policies, cannot be changed without the approval of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean the lesser of (i) 67% of a Fund’s shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund’s outstanding shares. Each Fund may not:
(1)	act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the 1933 Act on disposition of securities acquired subject to legal or contractual restrictions on resale;
(2)	purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward currency contracts;
(3)	make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets (taken at market value at the time of such loan);
(4)	borrow, except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income (the total of reverse repurchase agreements and such borrowings will not exceed 33 1/3% of its total assets, and the Fund will not purchase additional securities when its borrowings, less proceeds receivable from sales of portfolio securities, exceed 5% of its total assets) and (b) enter into transactions in options, futures and options on futures;
(5)	invest in a security if 25% or more of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry,[2] except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; or
(6)	issue any senior security except to the extent permitted under the 1940 Act.
Each Fund is also subject to the following nonfundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:
(1) invest in companies for the purpose of exercising control or management;
(2)	purchase, except for securities acquired as part of a merger, consolidation or acquisition of assets, more than 3% of the stock of another investment company (valued at time of purchase);
(3)	mortgage, pledge or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures and options on futures;

[2]	For purposes of this investment restriction, each Fund uses industry classifications contained in Morgan Stanley Capital International and Standard & Poor’s Global Industry Classification Standard (“GICS”). To the extent that categorization in GICS is “Miscellaneous” or “Other” for an industry, the portfolio manager may change the GICS industry classification to a more appropriate or specific industry.

12

(4)	purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures and options on futures are not treated as short sales; and
(5)	invest more than 15% of its net assets (taken at market value at the time of a particular investment) in illiquid securities, including repurchase agreements maturing in more than seven days.
If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.
SELECTIVE DISCLOSURE OF THE FUNDS’ PORTFOLIO HOLDINGS
It is the policy of the Funds, DCM and Driehaus Securities LLC (“DS LLC” or the “Distributor”) that non-public information about the Funds’ portfolio holdings (“Portfolio Holdings”) may not be selectively disclosed to any person, unless the disclosure (a) is made for a legitimate business purpose, (b) is made to a recipient who is subject to a duty to keep the information confidential, including a duty not to trade on the basis of the Funds’ Portfolio Holdings (“Authorized Recipients”), (c) is consistent with DCM’s fiduciary duties as an investment adviser, the duties owed by DS LLC as a broker-dealer to its customers or the duties owed by the Funds to their shareholders and (d) will not violate the antifraud provisions of the federal securities laws. The purpose of this policy is to prevent abusive trading in shares of the Funds, such as market timing, and not other fraudulent practices, e.g., trading on “inside information,” that are addressed in the Trust’s, DCM’s and DS LLC’s Code of Ethics.
Authorized Recipients of Portfolio Holdings information are: (a) the Trust’s officers and Trustees in their capacity as such; (b) officers, directors or employees of DCM and DS LLC who need the information to perform their duties; (c) outside counsel to the Trust, DCM or DS LLC and independent Counsel to the Trust’s independent Trustees in their capacity as such; (d) the independent registered public accounting firm (the “auditors”) for the Funds, DCM or DS LLC; (e) the auditors conducting the performance verifications for DCM, DS LLC and/or their affiliates; (f) third-party broker-dealers in connection with the provision of brokerage, research or analytical services to the Trust, DCM or DS LLC; (g) third-party service providers to the Funds, DCM or DS LLC, such as the Funds’ custodian; the Funds’ administrator and transfer agent; DCM’s proxy-voting service; the Funds’ pricing service; and “best execution” analysts retained to evaluate the quality of executions obtained for the Funds, provided their contracts with the Funds, DCM and DS LLC contain appropriate provisions protecting the confidentiality, and limiting the use, of the information; (h) consultants and rating and ranking organizations that have entered into written confidentiality agreements with the Trust, DCM or DS LLC appropriately limiting their use of the information; and (i) such other Authorized Recipients as may be pre-approved from time to time by DCM’s Chief Executive Officer, President or General Counsel.
Authorized Recipients do not include, for example, members of the press or other communications media, institutional investors and persons that are engaged in selling shares of the Funds to customers, such as

13

financial planners, broker-dealers or other intermediaries. However, the Funds, DCM or DS LLC may make disclosure of a limited number of Portfolio Holdings, provided the Funds are not disadvantaged by such disclosure and the disclosure is made for a legitimate business purpose.
The Funds will post Portfolio Holdings, including top ten holdings, on its website 30 days after month-end. Regional, sector and country weightings, performance and performance attribution will be posted as soon as information is available after calendar quarter-end. All Portfolio Holdings information is available at www.driehaus.com. Portfolio Holdings information is also available upon request after the website posting and quarterly on Form N-Q or Form N-CSR. These filings are described below.
The Funds’ Portfolio Holdings posted on the website and in these filings may not represent current or future portfolio composition and are subject to change without notice. Information on particular Portfolio Holdings may be withheld if it is in a Fund’s best interest to do so.
DCM and DS LLC shall not agree to give or receive from any person or entity any compensation or consideration of any kind (including an agreement to maintain assets in any portfolio or enter into or maintain any other relationship with DCM or DS LLC) in connection with the release of a Fund’s Portfolio Holdings.
DCM’s General Counsel is responsible for reviewing the agreements between the Trust, DCM or DS LLC and the third-party service providers, consultants, rating and ranking organizations and any pre-approved Authorized Recipients, to seek to ensure that these agreements contain appropriate confidentiality and limitations on use provisions. DCM’s Director of Compliance is responsible for monitoring compliance with the Funds’ pre-approval and disclosure restrictions. The Trust’s Treasurer, working with the Trust’s counsel, is responsible for ensuring the accuracy and completeness of the Prospectus and SAI disclosure requirements. The Trust’s Chief Compliance Officer will report to the Trust’s Board at least annually on compliance by the Funds, DCM and DS LLC with the policies and procedures on selective disclosure of the Funds’ Portfolio Holdings to enable the Board to exercise its oversight of these policies and procedures.
The Funds’ Portfolio Holdings must be filed with the Securities and Exchange Commission (the “SEC”) within 60 days of quarter-end. The Portfolio Holdings are available on the Funds’ website at www.driehaus.com within five business days after filing with the SEC and are available on the website for at least six months from the posting date.
PURCHASES AND REDEMPTIONS
How to purchase and redeem Fund shares is discussed in the Prospectus. The Prospectus discloses that you may purchase (or redeem) shares through investment dealers or other institutions. It is the responsibility of any such institution to establish procedures insuring the prompt transmission to the Funds of any such purchase order.
Each Fund’s net asset value is determined on days on which the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day and Christmas Day (observed). If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.
The Trust intends to pay all redemptions in cash and will pay cash for all redemption orders, limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of $250,000

14

or one percent of the net assets of the relevant Fund, as measured at the beginning of such period. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of exchange-traded securities. If redemptions are made in kind, the proceeds are taxable for federal income tax purposes in the same manner as a redemption for cash and the redeeming shareholder might incur transaction costs in selling the securities received in the redemption.
The Trust reserves the right to suspend or postpone redemptions of shares of a Fund during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
NET ASSET VALUE
The net asset value per share of a Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of outstanding shares of the Fund. Investment securities, including ADRs, EDRs and GDRs, that are traded on a stock exchange are valued at the last sale price as of the regular close of business on the NYSE (normally 3:00 p.m. Central time) on the day the securities are being valued, or lacking any sales, at either (a) the last bid prices or (b) the mean between the closing bid and asked prices. Securities traded on Nasdaq will be valued at the Nasdaq official closing price. Other over-the-counter securities are valued at the mean between the closing bid and asked prices. Net asset value will not be determined on days when the NYSE is closed, unless, in the judgment of the Board, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m. Central time.
In the event that the NYSE or the relevant national securities exchange adopts different trading hours on a temporary basis, a Fund’s net asset value will be computed at the close of the exchange.
Trading in securities on most foreign securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE except securities trading primarily on Central and South American exchanges. Such securities are valued at the last sale price as of the regular close of the relevant exchange. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 3:00 p.m. Central time. In addition, foreign securities trading may not take place on all business days and may occur in various foreign markets on days which are not business days in domestic markets and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Adviser, by or under the direction of the Board’s Pricing Committee, deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 3:00 p.m. Central time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.
Securities and assets for which market quotations are not readily available are valued at fair value determined by the Adviser’s Pricing Committee pursuant to methodologies established in good faith by the Board. If the Adviser’s Pricing Committee determines that the foregoing methods do not accurately reflect current market value, securities and assets are valued at fair value as determined in good faith by

15

or under the direction of the Board or its Pricing Committee. The Funds use an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the U.S. market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indexes of U.S. traded securities and other indicators, such as closing prices of ADRs and futures contracts, to determine the fair value of relevant foreign equity securities. Such valuations and procedures will be reviewed periodically by the Board.
The Funds use independent pricing services approved by the Board. Unless priced in accordance with the provisions of the prior paragraph, prices of equity securities provided by such services represent the last sale price on the exchange where the security is primarily traded. Exchange rates of currencies provided by such services are sourced, where possible, from multi-contributor quotations. Normally, the rate will be based upon commercial interbank bid and offer quotes. Representative rates are selected for each currency based upon the latest quotation taken from contributors at short intervals prior to pricing. Prices of bonds by such services represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations.
Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed below. Debt securities with maturities of 60 days or less are valued (i) at amortized cost if their term to maturity from date of purchase is less than 60 days, or (ii) by amortizing, from the 61st day prior to maturity, their value on the 61st day prior to maturity if their term to maturity from date of purchase by a Fund is more than 60 days, unless this is determined by the Board not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.
U.S. government securities are traded in the over-the-counter market and are valued at the mean between the last available bid and asked prices, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.
Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 3:00 p.m. Central time.

16

TRUSTEES AND OFFICERS
The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board. The primary responsibility of the Board is to represent the interests of the shareholders of each Fund and to provide oversight of the management of the Funds. Seventy-five percent of the Trust’s Board members are not affiliated with the Adviser or the Distributor. Each Trustee will serve as a Trustee until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents. Officers of the Trust are elected by the Board on an annual basis. The following table sets forth certain information with respect to the Trustees of the Trust. The Trustees oversee each series of the Trust.

	Position(s)	Term of Office
Name, Address and	Held with the	and Length of	Principal Occupation(s)	Other Directorships
Year of Birth	Trust	Time Served**	During Past 5 Years	Held by Trustee
INTERESTED TRUSTEE:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee and President	Since 1996	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser.	Driehaus Enterprise Management, Inc.; Vintage Properties, Inc.; Davies 53 Limited; The Richard H. Driehaus Foundation; The Richard H. Driehaus Museum; and Vue Model Management, Inc.

INDEPENDENT TRUSTEES:

A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital

Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

17

The following table sets forth certain information with respect to the officers of the Trust.

Position(s)
Name, Address and Year	Held with the	Length of	Principal Occupation(s) During Past 5
of Birth	Trust	Time Served	Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	Senior Vice President	Since 2006	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Advisor to Adviser and Distributor from April to September 2006; Chief Executive Officer, Aris Capital Management from 2003-2006; President and Chief Executive Officer with Banc of America Capital Management from 1993-2003.

Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Vice President, Treasurer and Chief Financial Officer of the Adviser, Distributor and USVI since 2004; Vice President and Controller of the Adviser since 2003; Vice President, Treasurer and Controller of the Distributor since 2003; Vice President and Treasurer of USVI since 2003; Controller of the Adviser and the Distributor since 2002; Manager with Arthur Andersen LLP from 1992-2002.

Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Chief Compliance Officer and Assistant Vice President	Since 2006 Since 2007	Chief Compliance Officer of the Adviser and Distributor since 2006; Senior Attorney with the Adviser since 2003; Attorney with the Adviser since 2000.

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Vice President and Counsel, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) (“PNC”) (financial services company) since 2008; Vice President and Associate Counsel, PNC from 2003 to 2007; Deputy Counsel, Turner Investment Partners from 2001-2003; Associate, Stradley, Ronon, Stevens & Young LLP (law firm) from 1998-2001.

Kelly C. Dehler 25 East Erie Street Chicago, IL 60611 YOB: 1961	Assistant Secretary	Since 2004	Assistant Secretary of USVI since 2007; Assistant Secretary of the Adviser and Distributor since 2006; Attorney with the Adviser since 2004; Regulatory Compliance Officer, Allstate Financial Services, LLC (retail broker-dealer) from 2003-2004; Assistant Secretary and Regulatory Associate of the Adviser from 2002-2003; Senior Paralegal with the Adviser from 2000-2002.

18

Position(s)
Name, Address and Year	Held with the	Length of	Principal Occupation(s) During Past 5
of Birth	Trust	Time Served	Years
William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Assistant Vice President and Manager, PNC (financial services company) since March 2008; Sr. Regulatory Administrator, PNC from 2007-2008; Regulatory Administrator, PNC from 2004-2007; Sr. Project Specialist, PNC from 2000-2004.
Board Committees: The Trust’s Board has the following committees:
Audit Committee. The Audit Committee makes recommendations regarding the selection of the independent registered public accounting firm for the Funds, confers with the independent registered public accounting firm regarding the Funds’ financial statements, the results of audits and related matters, monitors each Fund’s accounting policies and internal control systems, and performs such other tasks as the full Board deems necessary or appropriate. The Board has adopted a written charter setting forth the Audit Committee’s responsibilities. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. All independent Trustees serve as members of the Audit Committee. The Audit Committee held four meetings during the Trust’s last fiscal year.
Pricing Committee. The Pricing Committee reviews pricing procedures adopted by the Board, determines fair value of the Funds’ securities as needed in accordance with the pricing procedures and performs such other tasks as the full Board deems necessary. Richard H. Driehaus is the member of the Pricing Committee. The Pricing Committee held sixteen meetings during the Trust’s last fiscal year.
Executive Committee. The Executive Committee is authorized to exercise all powers of the Board, subject to certain statutory exceptions. The members of the Executive Committee are Richard H. Driehaus and A.R. Umans. The Executive Committee did not hold any meetings during the Trust’s last fiscal year.
Nominating and Governance Committee. The Nominating and Governance Committee is responsible for identifying and recommending individuals for membership on the Board and to oversee the administration of the Board Governance Guidelines and Procedures. All independent Trustees serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee held two meetings during the Trust’s last fiscal year.
COMPENSATION OF TRUSTEES
Officers and the Trustee affiliated with the Adviser serve without any compensation from the Trust. In compensation for their services to the Trust, Trustees who are not affiliates of the Adviser (“independent Trustees”) are paid $6,000 for each regular Board meeting attended, except for the Chairman who receives $7,500 for each regular Board meeting attended. The independent Trustees receive $2,000 for each committee and telephonic Board meeting attended, and are reimbursed for out-of-pocket expenses. Beginning January 1, 2008, the independent Trustees also receive an annual retainer of $15,000 from the Trust. Previously, the annual retainer was $10,000. The Trust has no retirement or pension plan. The following table sets forth the compensation paid by the Trust during the fiscal year ended December 31, 2007 to each of the independent Trustees:

19

Total Compensation
Name of Trustee	From the Trust
Francis J. Harmon	$48,000
A. R. Umans	$54,000
Daniel F. Zemanek	$48,000
TRUSTEES’ OWNERSHIP OF FUND SHARES
The following table sets forth, for each Trustee, the dollar range of equity securities owned in each Fund as of December 31, 2007*. In addition, the last row shows the aggregate dollar range of equity securities owned as of December 31, 2007 in the Funds.*

	Interested Trustee	Non-Interested Trustees
Name of Fund	Richard H. Driehaus	Francis J. Harmon	A.R. Umans	Daniel F. Zemanek
Driehaus International Discovery Fund	Over $100,000	None	Over $100,000	Over $100,000

Driehaus Emerging Markets Growth Fund	Over $100,000	$10,001-$50,000	Over $100,000	Over $100,000

Driehaus Global Growth Fund*	Over $100,000	$50,001-$100,000	Over $100,000	$50,001-$100,000

Driehaus International Small Cap Growth Fund	Over $100,000	None	Over $100,000	Over $100,000

Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*	Information for the Driehaus Global Growth Fund is as of August 29, 2008. The Driehaus Global Growth Fund commenced operations on May 1, 2008.
As of August 29, 2008, the Trust’s officers and Trustees as a group owned (or held a shared investment or voting power with respect to) shares of each Fund in the percentages shown in the following table:

Fund	% Owned
Driehaus International Discovery Fund	0.52%
Driehaus Emerging Markets Growth Fund	0.87%
Driehaus Global Growth Fund	82.10%
Driehaus International Small Cap Growth Fund	20.86%

20

CONTROL PERSONS
Persons are deemed to control a Fund when they own beneficially over 25% of the Fund’s outstanding shares. As a result, those persons could have the ability to vote a majority of the shares of a Fund on any matter requiring the approval of the shareholders of that Fund and therefore can control the Fund and determine the outcome of a Shareholders Meeting.
PRINCIPAL SHAREHOLDERS
As of August 29, 2008, the following persons or organizations held beneficially or of record 5% or more of the shares of the Funds:

			Owner	% Owned
		Beneficially	of	Beneficially or of
Name and Address	Fund(s)	Owned	Record	Record
Charles Schwab & Co. Inc.	Driehaus Emerging Markets Growth Fund		X	46.98%
101 Montgomery Street	Driehaus International Discovery Fund		X	31.41%
San Francisco, CA 94101	Driehaus International Small Cap Fund		X	27.39%

National Financial Services LLC	Driehaus Emerging Markets Growth Fund		X	32.05%
200 Liberty Street	Driehaus International Discovery Fund		X	31.81%
One World Financial Center	Driehaus International Small Cap Growth Fund		X	11.16%
New York, NY 10281

Driehaus Investments LLC	Driehaus International Small Cap Growth Fund		X	9.06%
25 East Erie Street
Chicago, IL 60611

Richard H. Driehaus	Driehaus International Small Cap Growth Fund	X		17.99%
25 East Erie Street	Driehaus Global Growth Fund	X		78.48%
Chicago, IL 60611

Driehaus Companies Profit Sharing	Driehaus Global Growth Fund		X	8.61%
Plan & Trust
25 East Erie Street
Chicago, IL 60611

21

HOLDINGS IN CERTAIN AFFILIATES OF THE ADVISER
Seventy-five percent of the Board members are classified under the 1940 Act as not being “interested persons” of the Trust and are often referred to as “independent Trustees.” In addition to investing in the various Funds of the Trust, independent Trustees may invest in limited partnerships that are managed by the Adviser and an affiliate of the Adviser. The independent Trustees may also, from time to time, invest in other investment ventures in which affiliates and employees of the Adviser also invest.
The following table sets forth, as of December 31, 2007, the beneficial or record ownership of the securities of any entity other than another registered investment company, controlling, controlled by or under common control with the Adviser. This information is provided for each applicable independent Trustee and his immediate family members.

	Name of Owners and
Name of	Relationships to		Value of	Percent of
Trustee	Trustee	Company	Securities(1)	Class
A.R. Umans	A.R. Umans;	Driehaus Institutional Mid Cap L.P.	$1,019,702	2.64%
	Mrs. Umans(spouse)

	Mrs. Umans (spouse)	Driehaus Institutional Small Cap, L.P.	$ 551,296	1.57%

	A.R.Umans;	Driehaus Micro Cap Fund, L.P.	$ 182,556	0.51%
	Mrs. Umans (spouse)

Francis J. Harmon	Margaret A. Harmon	Driehaus Associates	$ 179,104	0.24%
	Revocable Trust	Fund
	Dated 08/18/97 (spouse)

(1)	Interests in limited partnerships or limited liability companies.
INVESTMENT ADVISORY SERVICES
The Adviser is controlled by Richard H. Driehaus. The principal nature of Mr. Driehaus’ business is investment advisory and brokerage services. The Adviser provides office space and executive and other personnel to the Trust. The Trust pays all expenses other than those paid by the Adviser, including but not limited to printing and postage charges and securities registration and custodian fees and expenses incidental to its organization.
The advisory agreement provides that neither the Adviser nor any of its directors, officers, stockholders, agents or employees shall have any liability to the Funds or any shareholder of the Funds for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.
Any expenses that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of the Fund’s assets. Any expenses incurred by the Fund that are not solely attributable to a particular series are apportioned in such manner as the Adviser determines is fair and appropriate, unless otherwise specified by the Board.

22

Effective October 1, 2006, the Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis as follows: 1.50% on the first $500 million of average daily net assets; 1.35% on the next $500 million and 1.25% of average daily net assets in excess of $1 billion. Prior to October 1, 2006, the Driehaus International Discovery Fund paid the Adviser a monthly fee, computed and accrued daily, at an annual rate of 1.50% of average net assets of the Fund.
The Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund pay the Adviser an annual management fee on a monthly basis of 1.50% of average daily net assets. The Adviser has entered into a written agreement through September 16, 2010 to waive its advisory fee and/or reimburse operating expenses to the extent necessary to ensure that the Driehaus International Small Cap Growth Fund’s total annual operating expenses do not exceed 2.00% of average daily net assets. The Driehaus Global Growth Fund pays the Adviser an annual management fee on a monthly basis of 1.25% of average daily net assets. The Adviser has entered into a written agreement through April 30, 2011 to waive its advisory fee and/or reimburse operating expenses to the extent necessary to ensure that the Driehaus Global Growth Fund’s total annual operating expenses do not exceed 2.00% of average daily net assets. For a period of three years subsequent to the Driehaus International Small Cap Growth Fund’s and Driehaus Global Growth Fund’s commencement of operations, the Adviser is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Funds’ expense ratio remains below their respective operating expense caps.
The following table shows the fees paid by each Fund under the advisory agreement to the Adviser for each Fund’s last three fiscal years. Information for the Driehaus Global Growth Fund is not included because the Fund did not commence operations until May 1, 2008.

Fund	Advisory Fees Paid
Fiscal year ended December 31, 2007
International Discovery Fund	$10,390,126
Emerging Markets Growth Fund	$13,196,726
International Small Cap Growth Fund*	$537,352

Fiscal year ended December 31, 2006
International Discovery Fund	$10,421,095
Emerging Markets Growth Fund	$7,503,544

Fiscal year ended December 31, 2005
International Discovery Fund	$5,889,585
Emerging Markets Growth Fund	$2,350,950

*	Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.
Code of Ethics. The Adviser, the Trust and the Distributor have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Access persons (as defined in the code of ethics) are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in such code of ethics. The code of ethics

23

contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. The code of ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of broker confirmations and reporting of securities transactions. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.
Proxy Voting. The Board has delegated to the Adviser the responsibility for determining how to vote proxies relating to the Funds’ portfolio securities, and the Adviser retains the final authority and responsibility for such voting. The Adviser has provided the Funds with a copy of its written proxy voting policy, and it documents the reasons for voting, maintains records of the Funds’ voting activities and monitors voting activity for potential conflicts of interest.
In order to facilitate this proxy voting process, the Adviser has retained a proxy voting service to assist the firm with in-depth proxy research, vote execution, and the necessary record keeping. The proxy voting service is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. In addition to analyses, the proxy voting service delivers to the Adviser voting reports that reflect the Funds’ voting activities, enabling the Funds to monitor voting activities performed by the Adviser.
The Adviser’s proxy voting policy sets forth the general voting guidelines that the proxy voting service follows on various types of issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, whether it would be in the best interests of the affected Fund for the proposal to pass or not pass. The proxy voting service performs company-by-company analyses, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. The Adviser generally follows the proxy voting service’s recommendations and does not use its discretion in the proxy voting decision. For this reason, proxies are voted in the Funds’ best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of the Adviser.
A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies during the 12-month period ended June 30, 2008 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at www.driehaus.com.
Trade Allocation. The Adviser manages not only the Funds but other investment accounts. Simultaneous transactions may occur when the Funds and investment accounts are managed by the same investment adviser and the same security is suitable for the investment objective of more than one Fund or investment account. When two or more investment accounts are simultaneously engaged in the purchase or sale of the same security, including initial public offerings (“IPOs”), the prices and amounts are allocated in accordance with procedures, established by the Adviser, and believed to be appropriate and equitable for each investment account. In some cases, this process could have a detrimental effect on the price or value of the security as far as each Fund is concerned. In other cases, however, the ability of the Funds to participate in volume transactions may produce better executions and prices for the Funds.

24

Portfolio Managers
Description of Compensation. Each portfolio manager and assistant portfolio manager is paid a fixed salary plus a bonus.
Ms. Schroeder receives a bonus which is based on a percentage of management fees paid by the Funds and other accounts managed. If the performance of a Fund exceeds certain percentile benchmarks when compared to its peer group (using the Lipper rankings), the percentage of management fees paid as a bonus increases.
Messrs. Rea, Schwab, Mouser, Wasiolek and Cleaver also each receives a bonus that is based on a percentage of management fees paid by the Fund(s) and other accounts managed. In addition, if the performance of a Fund exceeds certain percentile benchmarks when compared to its peer group (using the Lipper rankings), they each earn a bonus calculated as a specified number of basis points times the average assets under management in the Fund(s) and other accounts managed.
Each of the managers, other than Mr. Rea, receives a bonus based on a percentage of any performance-based fees paid by the other accounts managed. Mr. Rea receives a bonus based on a percentage of his salary for his Director of Research responsibilities. This bonus includes both a subjective and an objective component. Mr. Rea is eligible for a fixed dollar amount retention bonus if he is employed at March 31, 2009.
Under her contract that ended February 29, 2008, Ms. Schroeder was eligible for a retention bonus that was paid in 2008 with a terminal value based upon a notional amount invested in the Driehaus International Discovery Fund. In addition, under her new contract, she is eligible for a fixed dollar amount retention bonus if she is employed at December 31, 2008. Ms. Schroeder will retire from the Adviser on December 31, 2008.
If the Adviser declares a profit sharing plan contribution, the portfolio managers and assistant portfolio manager also would receive such contribution.
Other Accounts. The table below discloses other accounts for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2007, unless otherwise noted.

					Total Assets
				# of Accounts	that
		Total	Total	Managed that	Advisory
		# of	Assets	Advisory Fee	Fee Based
Name of Portfolio		Accounts	(000,000s	Based on	on
Manager*	Type of Accounts	Managed	omitted)	Performance	Performance
1. Lynette Schroeder	Registered Investment Companies:	2	$931.5	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	3	$186.5	1	$32.9

2. Dan Rea	Registered Investment Companies:	3	$1,889.9	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$265.9	2	$84.5

3. Howard Schwab	Registered Investment Companies:	2	$1,101.5	0	$0
	Other Pooled Investment Vehicles:	1	$86.1	1	$86.1
	Other Accounts:	4	$100.2	1	$51.6

25

					Total Assets
				# of Accounts	that
		Total	Total	Managed that	Advisory
		# of	Assets	Advisory Fee	Fee Based
Name of Portfolio		Accounts	(000,000s	Based on	on
Manager*	Type of Accounts	Managed	omitted)	Performance	Performance
4. David Mouser	Registered Investment Companies:	1	$143.2	0	$0
	Other Pooled Investment Vehicles:	1	$86.1	1	$86.1
	Other Accounts:	2	$20.8	0	$0

5. Dan Wasiolek*	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$52.3	0	$0
	Other Accounts:	28	$672.5	4	$139.6

6. Chad Cleaver**	Registered Investment Companies:	1	$477.5	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	2	$46.4	1	$26.5

*	Information for Mr. Wasiolek is as of March 31, 2008.

**	Information for Mr. Cleaver is as of August 29, 2008.

As shown in the table above, the portfolio managers may manage the assets of more than one registered investment company (each a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for the Adviser. Because the Driehaus Global Growth Fund did not commence operations until May 1, 2008, it is not included as a Registered Investment Company in the table above. Both clients and affiliated persons of the Adviser, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both a Fund and the Accounts (including another Fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by a Fund or that a Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that a Fund pays for those securities or can realize upon sale, or on the ability of the Adviser to buy or sell the desired amount of such securities for a Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for a Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of the Adviser who invest in the Accounts.
Conflicts also may arise between the interests of a Fund and the interests of the Adviser and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to the Adviser, including performance-based compensation, at a higher rate than the rate of fees paid by the Funds. In addition, the Adviser’s affiliates, including the Funds’ portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over a Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both a Fund and the Accounts or when making trading decisions.
The Adviser, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either a Fund or the Accounts. These policies and procedures include, among others, pre-clearance and requirements that transactions by a Fund and the Accounts in the same securities that occur on the same day are average priced and allocated on a fair and equitable basis. In addition, the Adviser conducts periodic reviews of transactions in and holdings of the same or related securities by a Fund and the Accounts for compliance with the Adviser’s policies and procedures. As a matter of policy, the Adviser does not permit securities held by a Fund to be sold short for the Accounts or other clients or for the personal accounts of the Adviser’s personnel.

26

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Funds as of August 29, 2008.

Dollar ($) Value of Fund Shares
Beneficially Owned
Driehaus International Discovery Fund
Lynette Schroeder	Over $1,000,000
Dan Rea	$10,001-$50,000
Driehaus Emerging Markets Growth Fund
Howard Schwab	$10,001-$50,000
Chad Cleaver	$50,001-$100,000
Driehaus Global Growth Fund
Dan Rea	$10,001-$50,000
Howard Schwab	$50,001-$100,000
Dan Wasiolek	$10,001-$50,000
Driehaus International Small Cap Growth Fund
Howard Schwab	$50,001-$100,000
David Mouser	$10,001-$50,000
DISTRIBUTOR
The shares of the Funds are distributed by DS LLC, 25 East Erie Street, Chicago, Illinois 60611, under a Distribution Agreement with the Trust. DS LLC is an affiliate of the Adviser because both entities are controlled by Richard H. Driehaus. The Distribution Agreement had an initial period of two years and continues in effect thereafter from year to year, provided such continuance is approved annually (i) by a majority of the Trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party. The Trust has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses.
As agent, DS LLC will offer shares of the Funds on a continuous basis to investors in states where the shares are qualified for sale, at net asset value, without sales commissions or other sales load to the investor. In addition, no sales commission or “12b-1 fees” are paid by the Funds. DS LLC will offer the Funds’ shares only on a best-efforts basis.
ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) (“PNC”), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, is the administrator for the Trust. Effective October 1, 2006, the asset-based fee for administration and accounting services for each Fund is calculated as follows:
0.07% of the first $200 million of average net assets;
0.06% of the next $200 million of average net assets;
0.05% of the next $200 million of average net assets; and

27

0.04% of average net assets in excess of $600 million;
and a base annual fee of $30,000.
Prior to October 1, 2006, the asset-based fee for administration and accounting services for each Fund was calculated as follows:
0.14% of the first $200 million of average net assets;
0.09% of the next $200 million of average net assets;
0.07% of the next $200 million of average net assets; and
0.05% of average net assets in excess of $600 million.
The Funds (excluding the Driehaus Global Growth Fund since it did not commence operations until May 1, 2008) paid the following administrative fees for the past three fiscal years:

	2007	2006	2005
Driehaus International Discovery Fund	$441,633	$595,260	$448,349
Driehaus Emerging Markets Growth Fund	$507,913	$467,756	$218,318
Driehaus International Small Cap Growth Fund[1,2]	$35,518	—	—

[1]	PNC has agreed to waive 50% of its monthly based fee for the first six months of a Fund’s operations or until the Fund’s average net assets reach $100 million.

[2]	The Driehaus International Small Cap Growth Fund commenced operations on September 17, 2007.

CUSTODIAN
JPMorgan Chase Bank N.A. at 3 Chase Metrotech Center, 8th Floor, Brooklyn, New York 11245, is the Trust’s custodian (the “Custodian”). The Custodian is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds.
Portfolio securities purchased in the U.S. are maintained in the custody of the Custodian or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are members of the Custodian’s global custody network and foreign depositories (“foreign subcustodians”). With respect to foreign subcustodians, there can be no assurance that a Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign subcustodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign subcustodians, or application of foreign law to a Fund’s foreign subcustodial arrangements. Accordingly, an investor should recognize that the non-investment risks involved in holding assets abroad are greater than those associated with investing in the United States.

28

The Funds may invest in obligations of the Custodian and may purchase or sell securities from or to the Custodian.
TRANSFER AGENT
PNC, 760 Moore Road, King of Prussia, Pennsylvania 19406, is the Funds’ transfer agent, registrar, dividend-disbursing agent and shareholder servicing agent. As such, PNC provides certain bookkeeping and data processing services and services pertaining to the maintenance of shareholder accounts.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, 222 South Wacker Drive, Chicago, Illinois 60606, is the Funds’ independent registered public accounting firm (“auditors”). The auditors audit and report on each Fund’s annual financial statements, review certain regulatory reports and each Fund’s federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when pre-approved by the Trust’s Audit Committee and engaged to do so by the Trust.
LEGAL COUNSEL
Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, acts as the Trust’s legal counsel and as counsel to the independent Trustees.
PORTFOLIO TRANSACTIONS
The Adviser uses the trading room staff of DS LLC, an affiliate of the Adviser, to place the orders for the purchase and sale of a Fund’s securities and options and futures contracts. The Adviser’s overriding objective in effecting portfolio transactions is to seek to obtain best execution with a view to providing each Fund the most favorable terms reasonably available under the circumstances. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors may also enter into the decision. These include: the Adviser’s knowledge (including the knowledge of the trading room staff of DS LLC) of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; the Adviser’s knowledge (including the knowledge of the trading room staff of DS LLC) of the financial stability of the broker or dealer selected and such other brokers or dealers; and the Adviser’s knowledge (including the knowledge of the trading room staff of DS LLC) of actual or apparent operational problems of any broker or dealer. Recognizing the value of these factors, the Adviser may cause a Fund to pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction, provided that the Adviser determines in good faith that the commission is reasonable in relation to the services received. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by the Adviser’s staff while effecting portfolio transactions. The

29

general level of brokerage commissions paid is reviewed by the Adviser and reports are made quarterly to the Board.
To the extent directed by management of the Funds, the Adviser will execute purchases and sales of portfolio securities for a Fund through brokers or dealers for the purpose of providing direct benefits to the Fund, subject to the Adviser seeking best execution. However, brokerage commissions or transaction costs in such transactions may be higher, and the Fund may receive less favorable prices than those which the Adviser could obtain from another broker or dealer, in order to obtain such benefits for the Fund.
Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, DS LLC. Each Fund has been advised that the Adviser expects, subject to its best execution obligation, to execute transactions in securities traded on U.S. exchanges or otherwise effected in the U.S., including ADRs, through DS LLC. For transactions effected on an exchange or otherwise effected by DS LLC, the commission, fee or other remuneration shall not exceed the lower of the standard rates of commission that may be agreed upon between the Trust and DS LLC from time to time or 1% of the purchase or sale price of such securities. In addition, in order for DS LLC to effect any such transactions on a U.S. exchange for a Fund, the commission, fee or other remuneration received by DS LLC must be reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on one or more securities exchanges during a comparable period of time. This standard would allow DS LLC to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Board, including a majority of the Trustees who are not “interested” Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to DS LLC are consistent with the foregoing standard.
For the fiscal year ended December 31, 2005, the Driehaus International Discovery Fund paid brokerage commissions of $3,319,794, of which $104,376 (3.1%) was paid to DS LLC, and the Driehaus Emerging Markets Growth Fund paid brokerage commissions of $2,902,135, of which $326,637 (11.3%) was paid to DS LLC. For the fiscal year ended December 31, 2006, the Driehaus International Discovery Fund paid brokerage commissions of $6,399,870, of which $46,440 (0.7%) was paid to DS LLC and the Driehaus Emerging Markets Growth Fund paid brokerage commissions of $5,618,033, of which $304,246 (5.4%) was paid to DS LLC. For the fiscal year ended December 31, 2007, the Driehaus International Discovery Fund paid brokerage commissions of $6,116,705, of which $115,572 (1.9%) was paid to DS LLC; Driehaus Emerging Markets Growth Fund paid brokerage commissions of $7,227,952, of which $465,610 (6.4%) was paid to DS LLC; and Driehaus International Small Cap Growth Fund paid brokerage commissions of $502,492, of which $45,288 (9.0%) was paid to DS LLC for the period September 17, 2007 through December 31, 2007.
With respect to issues of securities involving brokerage commissions, when more than one broker or dealer (other than DS LLC) is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, the Adviser may select a broker or dealer that furnishes it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends and similar data, computer data bases, quotation equipment and services, research-oriented computer software and services, monitoring and reporting services, and services of economic and other consultants consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended. As a result of such research, the Adviser may cause a Fund to pay commissions that are higher than otherwise obtainable from other brokers, provided that the Adviser determines in good faith that the commissions are reasonable in relation to the research products and services provided by the broker. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers;

30

however, the Adviser uses an internal allocation procedure to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients’ accounts in the aggregate, including the Funds, to such brokers or dealers to ensure the continued receipt of research products or services the Adviser feels are useful. In certain instances, the Adviser may receive from brokers and dealers products or services that are used both as investment research and for administrative, marketing or other nonresearch purposes. In such instances, the Adviser will make a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, and this allocation process poses a potential conflict of interest to the Adviser. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including the Funds), while the portions of the costs attributable to nonresearch usage of such products or services is paid by the Adviser in cash. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of the Adviser, and not all such research products or services are used in connection with the management of the Funds. Information received from brokers by the Adviser will be in addition to, and not in lieu of, the services required to be performed under the advisory agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.
Directed Brokerage. During the year ended December 31, 2007, the Funds allocated a portion of their brokerage transactions to firms based upon research services and information provided. The table below shows the amount of brokerage transactions allocated and related commissions paid by the Funds during the fiscal year ended December 31, 2007.

	Amount of	Brokerage
	Brokerage	Commissions
Fund Name	Transactions	Paid
Driehaus International Discovery Fund	$168,280,217	$287,026
Driehaus Emerging Markets Growth Fund	$158,023,435	$447,590
Driehaus International Small Cap Growth Fund	$1,858,004	$3,258
Regular Broker-Dealers. During the year ended December 31, 2007, the Funds did not acquire securities of regular brokers or dealers. With respect to a Fund’s purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, the Adviser may also consider the part, if any, played by the broker or dealer in bringing the security involved to the Adviser’s attention, including investment research related to the security and provided to the Fund.
ADDITIONAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in a Fund. It is not intended to be a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable federal income tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (“IRS”), possibly with retroactive effect.

31

Each Fund is treated as a separate entity for federal income tax purposes and has qualified for, and each intends to continue to comply with, the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), to permit it to be treated as a regulated investment company. Such provisions generally relieve a Fund of federal income tax to the extent its investment company taxable income (determined without regard to the deduction for dividends paid by the Fund) and net capital gains (i.e., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryforwards from prior years) are currently distributed to shareholders. In order to qualify for such provisions, each Fund must, among other things, maintain a diversified portfolio, which requires that at the close of each quarter (i) at least 50% of the market value of its total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers in which not greater in value than 5% of the value of the Fund’s total assets are invested and not more than 10% of the outstanding voting securities of such issuer are held; and (ii) not more than 25% of the market value of the total assets of the Fund are invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are determined to be engaged in the same, similar or related trades or business, or the securities of one or more qualified publicly traded partnerships.
If for any taxable year a Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a regular corporation subject to federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, and individual and other noncorporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” under Section 1(h)(11) of the Code, as discussed below, provided certain holding period and other requirements are satisfied.
Distributions of investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, for taxable years beginning on or before December 31, 2010, “qualified dividend income” received by individual and other noncorporate shareholders is taxed for federal income tax purposes at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. “Qualified dividend income” generally includes dividends from certain domestic corporations and dividends from “qualified foreign corporations.” For these purposes, a “qualified foreign corporation” is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code.
A Fund generally can pass the tax treatment of qualified dividend income it receives through to its shareholders to the extent of the aggregate qualified dividends received by the Fund. For a Fund to receive qualified dividend income, the Fund must meet certain holding period and other requirements with respect to the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If a Fund lends portfolio securities, amounts received by the Fund that are the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. For the taxable years beginning December 31, 2010, “qualified

32

dividend income” will no longer be taxed for federal income tax purposes at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates which currently reach a maximum rate of 35%, unless Congress enacts legislation providing otherwise. Distributions of net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from the sale or exchange of shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.
Because dividend and capital gain distributions reduce net asset value, a shareholder who purchases shares shortly before a record date will, in effect, receive a return of a portion of his or her investment in such dividend or distribution. The dividend or distribution would nonetheless be taxable to the shareholder (if shares are held in a taxable account), even if the net asset value of shares was reduced below such shareholder’s cost. However, for federal income tax purposes, the shareholder’s original cost would continue as his or her tax basis, except as set forth above with respect to returns of capital.
To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance. Shareholders may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. Specifically, if more than 50% of the value of a Fund’s total assets at the close of any fiscal year consists of stock or securities in foreign corporations, and such Fund distributes at least 90% of its investment company taxable income and net tax exempt interest, the Fund may file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income tax liability. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by such Fund, although such shareholders will be required to include their share of such taxes in gross income. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Funds will notify their respective shareholders of the amount of each shareholder’s pro rata share of foreign income taxes paid by such Fund, if the Fund qualifies to pass along such credit. If a Fund does not make such an election, the net investment income of that particular Fund will be reduced by the foreign taxes paid by the Fund and its shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.
Each Fund may engage in certain options, futures, foreign currency and other transactions. These transactions may be subject to special provisions under the Code that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses or alter the holding periods of certain of the Fund’s portfolio securities. These rules could therefore affect the character, amount and timing of distributions made to shareholders.
For federal income tax purposes, each Fund generally is required to recognize as income for each taxable year its net unrealized capital gains and losses as of the end of the year on certain futures, futures options, non-equity options positions and certain foreign currency contracts (“year-end mark-to-market”). Generally, any gain or loss recognized with respect to such positions is considered to be 60% long-term

33

capital gain or loss and 40% short-term capital gain or loss, without regard to the holding periods of the positions. However, in the case of positions classified as part of a “mixed straddle,” in which an election is properly made, the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund: (i) will generally affect the holding period of the hedged securities; and (ii) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.
Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.
The Funds may enter into swaps or other notional principal contracts. Payments made or received pursuant to the terms of a notional principal contract are divided into three categories, (i) a “periodic” payment; (ii) a “nonperiodic” payment; and (iii) a “termination” payment. Periodic payments are payments made or received pursuant to a notional principal contract that are payable at intervals of one year or less during the entire term of the contract, that are based on certain types of specified indexes (which include indexes based on objective financial information), and that are based on either a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party’s payments. A nonperiodic payment is any payment made or received with respect to a notional principal contract that is not a periodic payment or a “termination payment.” All taxpayers, regardless of their method of accounting, must generally recognize the ratable daily portion of a periodic and a nonperiodic payment for the taxable year to which that payment relates.
Each Fund anticipates distributing to shareholders annually all net capital gains, if any, that have been recognized for federal income tax purposes, including year-end mark-to-market gains. Shareholders will be advised of the nature of these payments.
A Fund is subject to a nondeductible 4% federal excise tax on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed amounts from prior calendar years, minus any overdistribution from prior calendar years. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. The Funds intend to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of this 4% excise tax.
A shareholder who redeems or exchanges shares of a Fund will generally recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed or exchanged and the basis of such shares. If a shareholder held such shares for more than one year, the gain, if any, will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2010. If a shareholder realizes a loss on the redemption of a Fund’s shares and reinvests in substantially identical shares of the Fund (including through dividend reinvestment) or other substantially identical stock or securities within 30 days before or after the redemption, the transactions may be subject to the “wash sale” rules resulting in a

34

postponement of the recognition of such loss for federal income tax purposes. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized on the redemption of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Capital losses may be subject to limitations on their use by a shareholder.
Passive Foreign Investment Companies. Each Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies (“PFICs”). In addition to bearing their proportionate share of the Fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such PFICs. Gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, each Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned (or deemed earned) from PFICs, regardless of whether such income and gains are distributed to shareholders.
Each Fund intends to make a mark-to-market election, where applicable, to treat PFICs as sold on the last day of the Fund’s taxable year and recognize any gains for federal income tax purposes at that time; such losses may not be recognized or may be limited. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions. In addition, under certain circumstances another election may be available that would require the Fund to include its share of the PFIC’s income and net capital gain annually in income, regardless of whether distributions are received from the PFIC in a given year.
Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions payable to a shareholder who fails to provide the Fund with his or her correct taxpayer identification number or who fails to make required certifications or if the Fund or a shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability on such shareholder’s federal income tax return.
Non-U.S. shareholders, including shareholders who, with respect to the U.S., are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.
Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them before investing in a Fund’s shares.

35

APPENDIX — RATINGS
Ratings in General
A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weights to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
The following is a description of the characteristics of ratings of corporate debt securities used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).
Ratings by Moody’s
Aaa. Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa. Bonds rated Aa are judged to be of high quality and are subject to very low credit risk.
A. Bonds rated A are considered upper-medium grade and are subject to low credit risk.
Baa. Bonds rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Ratings by S&P
AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.
AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

A-1

BBB. Debt rated BBB is exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.
Notes:
The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
The “r” is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A-2

DRIEHAUS MUTUAL FUNDS
FORM N-lA
PART C: OTHER INFORMATION

ITEM 23.	EXHIBITS

(a)(i)	Registrant’s Declaration of Trust dated May 31, 1996, is incorporated herein by reference to Exhibit (1) of Registrant’s initial Registration Statement on Form N-lA filed with the Securities and Exchange Commission (“SEC”) on June 5, 1996.

(a)(ii)	Registrant’s Amendment to the Declaration of Trust dated November 9, 1998, is incorporated herein by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-lA filed with the SEC on December 23, 1998.

(a)(iii)	Written Instrument Establishing and Designating Driehaus International Small Cap Growth Fund dated February 26, 2007 is incorporated herein by reference to Exhibt (a)(iv) of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A filed with the SEC on May 9, 2007.

(a)(iv)	Written Instrument Establishing and Designating Driehaus Global Growth Fund dated January 28, 2008 is incorporated herein by reference to Exhibit (a)(v) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 5, 2008.

(b)	Registrant’s Amended and Restated By-Laws are incorporated herein by reference to Exhibit (2) to Registrant’s Combined Proxy Statement/Prospectus on Form N-l4 filed with the SEC on June 6, 2003.

(c)	Not Applicable.

(d)(i)	Management Agreement dated September 25, 1996 between the Registrant and Driehaus Capital Management, Inc. (the “Adviser”) is incorporated herein by reference to Exhibit (d)(i) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(d)(ii)	Letter Agreement dated December 18, 1997 between the Registrant and the Adviser with respect to Driehaus Asia Pacific Growth Fund and Driehaus Emerging Markets Growth Fund is incorporated herein by reference to Exhibit (d)(ii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(d)(iii)	Letter Agreement dated December 18, 1998 between the Registrant and the Adviser with respect to Driehaus International Discovery Fund and Driehaus European Opportunity Fund is incorporated herein by reference to Exhibit (d)(iii) of Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-lA filed with the SEC on December 23, 1998.

(d)(iv)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus International Discovery Fund dated October 1, 2006 is incorporated herein by reference to Exhibit (d)(v) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(d)(v)	Letter Agreement between the Registrant and the Adviser with respect to Driehaus International Small Cap Growth Fund dated September 17, 2007 is incorporated herein by reference to Exhibit (d)(vi) of Post-Effective Amendment No. 33 to the Registant’s Registration Statement on Form N-1A filed with the SEC on February 5, 2008.

ITEM 23.	EXHIBITS

(d)(vi)	LETTER AGREEMENT BETWEEN THE REGISTRANT AND THE ADVISER WITH RESPECT TO THE DRIEHAUS GLOBAL GROWTH FUND IS FILED HEREWITH AS EXHIBIT (D)(vi).

(e)	Amended and Restated Distribution Agreement dated September 13, 1999 between the Registrant and Driehaus Securities Corporation is incorporated herein by reference to Exhibit (e) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(f)	Not Applicable.

(g)(i)	Global Custody Agreement dated May 25, 1999 between the Registrant and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (g)(i) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-lA filed with the SEC on April 25, 2000.

(g)(ii)	Amendment to Global Custody Agreement between Registrant and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A filed with the SEC on March 19, 2007.

(h)(i)	Transfer Agency Services Agreement dated September 25, 1996 between the Registrant and PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc. (the “Transfer Agent”), is incorporated herein by reference to Exhibit (h)(i) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(ii)	Amendment to the Transfer Agency Services Agreement dated March 31, 2002 between the Registrant and the Transfer Agent is incorporated herein by reference to Exhibit (h)(i)(a) of Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-lA filed with the SEC on April 25, 2002.

(h)(iii)	Anti-Money Laundering Amendment to the Transfer Agency Services Agreement dated July 24, 2002 is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(iv)	Amendment to the Transfer Agency Services Agreement dated October 1, 2003 is incorporated herein by reference to Exhibit (h)(iv) of Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 27, 2004.

(h)(v)	Amendment to the Transfer Agency Services Agreement dated October 1, 2006 is incorporated herein by reference to Exhibit (h)(v) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(h)(vi)	Section 312 Foreign Financial Institution Amendment to the Transfer Agency Services Agreement dated July 5, 2006 is incorporated herein by reference to Exhibit (h)(vi) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(h)(vii)	Rule 22c-2 Amendment to Transfer Agency Services Agreement dated March 1, 2007 is incorporated herein by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed with the SEC on September 7, 2007.

ITEM 23.	EXHIBITS

(h)(viii)	Administration and Accounting Services Agreement dated September 25, 1996 between the Registrant and PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc. (“PNC”), is incorporated herein by reference to Exhibit (h)(ii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(ix)	Amendment to Administration and Accounting Services Agreement dated January 1, 2003 between the Registrant and PNC is incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 28, 2003.

(h)(x)	Amendment to Administration and Accounting Services Agreement for Fair Value Pricing Services dated September 12, 2005 is incorporated by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2006.

(h)(xi)	Amendment to Administration and Accounting Services Agreement dated October 1, 2006 is incorporated herein by reference to Exhibit (h)(x) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A filed with the SEC on December 11, 2006.

(h)(xii)	Expense Limitation Agreement with respect to the Driehaus International Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xiii) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A filed with the SEC on February 5, 2008.

(h)(xiii)	EXPENSE LIMITATION AGREEMENT WITH RESPECT TO THE DRIEHAUS GLOBAL GROWTH FUND IS FILED HEREWITH AS EXHIBIT (H)(xiii).

(h)(xiv)	Agreement and Plan of Exchange for Driehaus International Small Cap Growth Fund is incorporated herein by reference to Exhibit (h)(xvi) of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A filed with the SEC on September 7, 2007.

(i)(i)	Opinion and Consent of Vedder Price P.C. is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 17, 2008 (with respect to the Driehaus Global Growth Fund).

(ii)	Opinion and Consent of Vedder Price P.C. is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 36 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 29, 2008 (with respect to the other series of the Trust).

(j)	CONSENT OF ERNST & YOUNG LLP IS FILED HEREWITH AS EXHIBIT J.

(k)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(p)	Revised Joint Code of Ethics dated January 3, 2005 is incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2006.

(q)(i)	Powers of Attorney dated February 21, 2006 are incorporated by reference to Exhibit (h)(vii) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
          Not applicable.
ITEM 25. INDEMNIFICATION.
     Article V of Registrant’s Declaration of Trust, filed as Exhibit (a)(i), provides for the indemnification of Registrant’s trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office (“Disabling Conduct”).
     Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

Other Business, Profession,
Name	Position with Adviser	Vocation or Employment

Richard H. Driehaus	Chairman and Chief Investment Officer	Chairman of Driehaus Securities LLC (“DS LLC”) and Driehaus Capital Management (USVI) LLC (“DCM USVI”)

Robert H. Gordon	President and Chief Executive Officer	President and Chief Executive Officer of DS LLC and DCM USVI

Theresa Fredrick	Chief Operations Officer	Chief Operations Officer of DS LLC and Senior Vice President of DCM USVI

Mary H. Weiss	Senior Vice President and Secretary	Senior Vice President and Secretary of DS LLC and DCM USVI

Stephen T. Weber	Senior Vice President of Sales, Marketing and Client Service	Senior Vice President of DS LLC

Michelle L. Cahoon	Vice President, Treasurer and Chief Financial Officer	Vice President, Treasurer and Chief Financial Officer of DS LLC and DCM USVI

Carla Dawson	Vice President	None

Daniel M. Rea	Vice President	None

Janet McWilliams	Assistant Vice President and Chief Compliance Officer	Assistant Vice President and Chief Compliance Officer of DS LLC

Kelly Dehler	Assistant Secretary	Assistant Secretary of DS LLC and DCM USVI
The principal business address of DS LLC and DCM USVI is 25 East Erie Street, Chicago, Illinois 60611.
ITEM 27. PRINCIPAL UNDERWRITERS.
     (a) Not applicable.

	Positions and Offices	Positions and
(b) Name	with Underwriter	Offices with Registrant

Richard H. Driehaus	Chairman	Trustee and President

Robert H. Gordon	President and Chief Executive Officer	Senior Vice President

Theresa Fredrick	Chief Operations Officer	None

	Positions and Offices	Positions and
(b) Name	with Underwriter	Offices with Registrant

Mary H. Weiss	Senior Vice President and Secretary	None

Stephen T. Weber	Senior Vice President	None

Michelle L. Cahoon	Vice President, Treasurer and Chief Financial Officer	Vice President and Treasurer

Janet McWilliams	Assistant Vice President and Chief Compliance Officer	Assistant Vice President and Chief Compliance Officer

Brian A. Sunshine	Assistant Vice President	None

Kelly Dehler	Assistant Secretary	Assistant Secretary
The business address of the foregoing individuals is 25 East Erie Street, Chicago, Illinois 60611.
     (c) Not applicable.
ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.
     All accounts, books and other documents are maintained:
(i)	At the offices of the Registrant;

(ii)	At the offices of Registrant’s investment adviser, Driehaus Capital Management LLC, 25 East Erie Street, Chicago, Illinois 60611, One East Erie Street, Chicago, Illinois 60611 and 17 East Erie, Chicago, Illinois 60611; or

(iii)	At the offices of Registrant’s custodian, JPMorgan Chase Bank N.A., 3 Chase Metrotech, 8th Floor, Brooklyn, New York 11245, transfer agent, PNC Global Investment Servicing (U.S.) Inc., 101 Sabin Street, Pawtucket, Rhode Island 02862, or administrator, PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 and 4400 Computer Drive, Westborough, Massachusetts 01581.
ITEM 29. MANAGEMENT SERVICES.
     Not applicable.
ITEM 30. UNDERTAKINGS.
     Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 37 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on the 22nd day of September, 2008.

DRIEHAUS MUTUAL FUNDS
By:	/s/ Richard H. Driehaus
Richard H. Driehaus, President

Pursuant to the requirements of the 1933 Act, this Amendment to the registration statement has been signed below by the following persons in the capacity indicated on the 22nd day of September, 2008.

/s/ Richard H. Driehaus	President and Trustee (Principal Executive Officer)
Richard H. Driehaus

/s/ Francis J. Harmon*	Trustee
Francis J. Harmon

/s/ A. R. Umans*	Trustee
A. R. Umans

/s/ Daniel F. Zemanek*	Trustee
Daniel F. Zemanek

/s/ Michelle L. Cahoon	Vice President and Treasurer (Principal Financial Officer)
Michelle L. Cahoon

*/s/ Michelle L. Cahoon Michelle L. Cahoon

*	Signed by Michelle L. Cahoon pursuant to a Power of Attorney previously filed as Exhibit (h)(vii) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A filed with the SEC on April 27, 2006.

EXHIBIT INDEX
DRIEHAUS MUTUAL FUNDS
FORM N-1A REGISTRATION STATEMENT

Exhibit No.	Description

99.23(d)(vi)	Letter Agreement between Registrant and Adviser for Driehaus Global Growth Fund

99.23(h)(xiii)	Expense Limitation Agreement for Driehaus Global Growth Fund

99.23(j)	Consent of Ernst & Young LLP